Exhibit (c)(18) Presentation to the Special Committee of the Board of Directors of OSLO Strictly Private & Confidential February 19, 2019Exhibit (c)(18) Presentation to the Special Committee of the Board of Directors of OSLO Strictly Private & Confidential February 19, 2019

GENERAL INFORMATION AND LIMITATIONS This presentation, and the oral or video presentation that supplements it, have been developed by and are proprietary to Sandler O'Neill & Partners, L.P. and were prepared exclusively for the benefit and internal use of the recipient. Neither the printed presentation nor the oral or video presentation that supplements it, nor any of their contents, may be reproduced, distributed or used for any other purpose without the prior written consent of Sandler O'Neill & Partners, L.P. The analyses contained herein rely upon information obtained from the recipient or from public sources, the accuracy of which has not been verified, and cannot be assured, by Sandler O'Neill & Partners, L.P. Moreover, many of the projections and financial analyses herein are based on estimated financial performance prepared by or in consultation with the recipient and are intended only to suggest estimated ranges of results. Finally, the printed presentation is incomplete without the oral or video presentation that supplements it. Sandler O’Neill & Partners, L.P. prohibits employees from offering, directly or indirectly, favorable research, a specific rating or a specific price target, or offering or threatening to change research, a rating or a price target to a company as consideration or inducement for the receipt of business or compensation. The Firm also prohibits research analysts from being compensated for their involvement in, or based upon, specific investment banking transactions. Sandler O'Neill & Partners, L.P. is a limited partnership, the sole general partner of which is Sandler O'Neill & Partners Corp., a New York corporation. Sandler O'Neill & Partners, L.P. is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Sandler O'Neill Mortgage Finance L.P. is an indirect subsidiary of Sandler O'Neill & Partners Corp. This material is protected under applicable copyright laws and does not carry any rights of publication or disclosure.GENERAL INFORMATION AND LIMITATIONS This presentation, and the oral or video presentation that supplements it, have been developed by and are proprietary to Sandler O'Neill & Partners, L.P. and were prepared exclusively for the benefit and internal use of the recipient. Neither the printed presentation nor the oral or video presentation that supplements it, nor any of their contents, may be reproduced, distributed or used for any other purpose without the prior written consent of Sandler O'Neill & Partners, L.P. The analyses contained herein rely upon information obtained from the recipient or from public sources, the accuracy of which has not been verified, and cannot be assured, by Sandler O'Neill & Partners, L.P. Moreover, many of the projections and financial analyses herein are based on estimated financial performance prepared by or in consultation with the recipient and are intended only to suggest estimated ranges of results. Finally, the printed presentation is incomplete without the oral or video presentation that supplements it. Sandler O’Neill & Partners, L.P. prohibits employees from offering, directly or indirectly, favorable research, a specific rating or a specific price target, or offering or threatening to change research, a rating or a price target to a company as consideration or inducement for the receipt of business or compensation. The Firm also prohibits research analysts from being compensated for their involvement in, or based upon, specific investment banking transactions. Sandler O'Neill & Partners, L.P. is a limited partnership, the sole general partner of which is Sandler O'Neill & Partners Corp., a New York corporation. Sandler O'Neill & Partners, L.P. is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Sandler O'Neill Mortgage Finance L.P. is an indirect subsidiary of Sandler O'Neill & Partners Corp. This material is protected under applicable copyright laws and does not carry any rights of publication or disclosure.

Table of Contents I. Transaction Overview II. Preliminary OSLO Financial Analyses III. Preliminary BERLIN Financial Analyses IV. BERLIN Stock-Related Data V. Proposed Future Liquidity for Management's/Founders’ Retained Equity VI. AppendixTable of Contents I. Transaction Overview II. Preliminary OSLO Financial Analyses III. Preliminary BERLIN Financial Analyses IV. BERLIN Stock-Related Data V. Proposed Future Liquidity for Management's/Founders’ Retained Equity VI. Appendix

I. Transaction OverviewI. Transaction Overview

Overview of Current Proposal

Overall Transaction

Transaction Structure	• BERLIN to acquire a ~62% economic interest in the OSLO operating entities in a series of transactions whereby BERLIN will acquire units as follows: – BERLIN will acquire all OSLO units held by the public in OSLO (~46%, or 71.7 million Class A units) – All units held by "Acorn" unitholders[1], owned through OSLO Holdings (~7%, or 11.4 million Class A unit equivalents) – A portion of Founders'/Management's units owned through OSLO Holdings (~9%, or 14.8 million Class A unit equivalents) • Through its acquisition of ~62% of the aggregate units of OSLO and OSLO Holdings, BERLIN will be entitled to a ~13% voting interest in the OSLO operating entities
Value per Unit to Class A	• $48.25 per unit
Cash/Stock Mix	• 50% cash / 50% BERLIN common stock
Aggregate Consideration	• $4.721 billion for all of the interests in the OSLO operating entities

Source: Term sheet (OSLO Draft) dated 2/14/19

(1) Includes Acorn and Other Institutions (Acorn, PennSERS, Twigleaf, Mellon, Duda MLND Trust, Meyer, Murdock, Knight)

SANDLER O'NEILL + PARTNERS 4

Overview of Current Proposal
Acquisition of OSLO

Consideration for Publicly Held Units in OSLO	• $3.457 billion in the aggregate, or $48.25 per OSLO unit • 50% Cash / 50% in shares of BERLIN common stock – Aggregate cash of $1.729 billion – Aggregate BERLIN common stock of $1.729 billion ▪ At signing, the exchange ratio will be determined so that the implied value of stock consideration for each OSLO unit will be initially equivalent to the cash consideration for each OSLO unit ▪ OSLO publicly held unitholders would collectively own ~3.7% of BERLIN following the transaction based on BERLIN's 2/15/19 share price
Implied Premiums to OSLO Trading Price	• Premiums, using $48.25 value, based on dividend-adjusted unit price data as of 2/15/19[(1)] – Closing price: 15.2% – 5-day VWAP: 15.0% – 10-day VWAP: 15.8% – 30-day VWAP: 18.9%

Source: Term sheet (OSLO Draft) dated 2/14/19
(1) Source: FactSet

SANDLER O'NEILL + PARTNERS 5

Overview of Current Proposal

Acquisition of Acorn-Held Units in OSLO Holdings and Management's/Founders' Units

Consideration for Acorn[1] Held Units in OSLO Holdings	• $549 million in the aggregate, or $48.25 per OSLO unit • 50% Cash / 50% in shares of BERLIN common stock – Aggregate cash of $274 million – Aggregate BERLIN common stock of $274 million ▪ At signing, the exchange ratio will be determined so that the implied value of stock consideration for each OSLO unit will be initially equivalent to the cash consideration for each OSLO unit ▪ Acorn unitholders would collectively own ~0.6% of BERLIN following the transaction based on BERLIN's 2/15/19 share price
Upfront Consideration for Management / Founder Held Units in OSLO Holdings	• $715 million in the aggregate, or $48.25 per OSLO unit • 50% Cash / 50% in shares of BERLIN common stock – Aggregate cash of $357 million – Aggregate BERLIN common stock of $357 million ▪ At signing, the exchange ratio will be determined so that the implied value of stock consideration for each OSLO unit will be initially equivalent to the cash consideration for each OSLO unit ▪ 50% of BERLIN shares received will be subject to a 90 day lock-up following Closing ▪ Management/Founders would collectively own ~0.8% of BERLIN following the transaction based on BERLIN's 2/15/19 share price

Source: Term sheet (OSLO Draft) dated 2/14/19

(1) Includes Acorn and Other Institutions (Acorn, PennSERS, Twigleaf, Mellon, Duda MLND Trust, Meyer, Murdock, Knight)

SANDLER O'NEILL + PARTNERS 6

Overview of Current Proposal Overview of Consideration ($Millions, except per unit data) OSLO Mgmt / Total Public Acorn Founders OSLO Units (mm) 157.1 71.7 11.4 74.1 % Acquired 62% 100% 100% 20% OSLO Units Acquired by BERLIN (mm) 97.8 71.7 11.4 14.8 % of Total OSLO Units 62% 46% 7% 9% Consideration Breakdown Cash 50% 50% 50% 50% BERLIN Common Stock 50% 50% 50% 50% Total Consideration Cash Consideration $ 2,360 $ 1,729 $ 274 $ 357 BERLIN Common Stock Consideration 2 ,360 1 ,729 274 357 Total Consideration $ 4,721 $ 3,457 $ 549 $ 715 Value Per Unit $ 48.25 $ 48.25 $ 48.25 $ 4 8.25 Note: Consideration is based on OSLO and BERLIN closing price data as of 2/15/19 7Overview of Current Proposal Overview of Consideration ($Millions, except per unit data) OSLO Mgmt / Total Public Acorn Founders OSLO Units (mm) 157.1 71.7 11.4 74.1 % Acquired 62% 100% 100% 20% OSLO Units Acquired by BERLIN (mm) 97.8 71.7 11.4 14.8 % of Total OSLO Units 62% 46% 7% 9% Consideration Breakdown Cash 50% 50% 50% 50% BERLIN Common Stock 50% 50% 50% 50% Total Consideration Cash Consideration $ 2,360 $ 1,729 $ 274 $ 357 BERLIN Common Stock Consideration 2 ,360 1 ,729 274 357 Total Consideration $ 4,721 $ 3,457 $ 549 $ 715 Value Per Unit $ 48.25 $ 48.25 $ 48.25 $ 4 8.25 Note: Consideration is based on OSLO and BERLIN closing price data as of 2/15/19 7

II. Preliminary OSLO Financial AnalysesII. Preliminary OSLO Financial Analyses

Summary of Preliminary Analyses

Preliminary Financial Analyses Summary – Implied Equity Value Per Unit



$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
Implied Equity Value Per Unit
Implied Median
Implied Mean
$51.00
$37.00
$43.30
$29.80
$45.49
$26.69
$49.71
$41.43
$55.18
$37.07
$59.35
$33.38
$62.24
$32.29
$48.22
$21.18
$52.19
$19.19
$54.61
$45.69
$58.11
$47.62
$53.14
$42.93
$51.65
$43.25
$48.25 (Current Offer)
$41.89 (2/15 Close)

Public Research	Comparable Companies Analysis[1]		Sum of the Parts Analysis	DCF Analysis			Precedent Transactions Analysis[1]		Premiums Paid Analysis (Transaction Values of $2B - $5B)		Premiums Paid Analysis (Acquisition of Minority Stakes)	
Analyst Price Targets	P / 2019E DE Per Share	P / 2020E DE Per Share	'19 FRE Multiple: 14x-18x	Exit Multiple: 10x-14x	% Achievement of PF DE Class A Forecast: 80%-120%		TEV / LTM EBITDA	TEV / LTM Revenue	1 Day Prior	1 Month Prior	1 Day Prior	1 Month Prior
			'19 Incentive Multiple: 6x-8x	Discount Rate: 10%-14%	Discount Rate: 10%-14%[2]	Exit Multiple: 10x-14x[3]			25th to 75th Percentile			

(1) Reflects high to low ranges of comparable companies and precedent transactions; subject to further review
(2) Reflects terminal multiple of 12.0x
(3) Reflects discount rate of 11.61%

SANDLER O'NEILL + PARTNERS 9

Multiples Analysis Across Illustrative Price per Unit Range ($Millions, except price per unit) 2/15/19 Price Per Unit ($) $ 4 1.89 $ 4 8.00 $ 4 8.25 $ 49.00 $ 5 0.00 $ 51.00 $ 52.00 (1) Implied Premium To Unit Price as of 2/15/19 $ 41.89 0.0% 14.6% 15.2% 17.0% 19.4% 21.7% 24.1% To 5-Day VWAP $ 41.97 (0.2%) 14.4% 15.0% 16.8% 19.1% 21.5% 23.9% To 10-Day VWAP $ 41.68 0.5% 15.2% 15.8% 17.6% 20.0% 22.4% 24.8% To 30-Day VWAP $ 40.57 3.3% 18.3% 18.9% 20.8% 23.3% 25.7% 28.2% Enterprise Value Calculation Class A and Class B Units Outstanding (mm) 1 57.1 1 57.1 157.1 157.1 157.1 1 57.1 1 57.1 Implied Equity Value $ 6,582 $ 7,543 $ 7,582 $ 7 ,700 $ 7,857 $ 8,014 $ 8,171 Plus: Debt (as of 12/31/18) $ 746 $ 746 $ 746 $ 746 $ 746 $ 746 $ 746 Plus: Preferred Stock (as of 12/31/18) 401 401 401 401 401 401 401 Less: Cash & U.S. Treasury and Other Securities (as of 12/31/18) (1,007) (1,007) (1,007) (1,007) (1,007) (1,007) (1,007) Implied Total Enterprise Value (EV) $ 6 ,721 $ 7 ,682 $ 7 ,721 $ 7 ,839 $ 7 ,996 $ 8,153 $ 8,310 (2) Implied Multiples Price / 2018A Distributable Earnings per Class A Unit $ 3.61 11.6x 13.3x 13.4x 13.6x 13.9x 14.1x 14.4x Price / 2019E Distributable Earnings per Class A Unit $ 3.40 12.3x 14.1x 14.2x 14.4x 14.7x 15.0x 15.3x Price / 2020E Distributable Earnings per Class A Unit $ 3.82 11.0x 12.5x 12.6x 12.8x 13.1x 13.3x 13.6x Price / 2018A ANI per Class A Unit $ 2.63 15.9x 18.3x 18.3x 18.6x 19.0x 19.4x 19.8x Price / 2019E ANI per Class A Unit $ 3.22 13.0x 14.9x 15.0x 15.2x 15.5x 15.8x 16.1x Price / 2020E ANI per Class A Unit $ 3.47 12.1x 13.8x 13.9x 14.1x 14.4x 14.7x 15.0x EV / 2018A Distributable Earnings Revenue $ 1,436 4.7x 5.3x 5.4x 5.5x 5.6x 5.7x 5.8x EV / 2018A Adjusted Revenue $ 1,335 5.0x 5.8x 5.8x 5.9x 6.0x 6.1x 6.2x EV / 2019E Adjusted Revenue $ 1,557 4.3x 4.9x 5.0x 5.0x 5.1x 5.2x 5.3x EV / 2020E Adjusted Revenue $ 1,655 4.1x 4.6x 4.7x 4.7x 4.8x 4.9x 5.0x EV / AUM (as of 12/31/18) $ 119,560 5.6% 6.4% 6.5% 6.6% 6.7% 6.8% 7.0% Source: FactSet (1) Unit prices are dividend-adjusted; VWAPs are based on number of trading days (2) Multiples reflect median consensus estimates for ANI per Unit, Distributable Earnings per Unit, and Adjusted Revenue 10Multiples Analysis Across Illustrative Price per Unit Range ($Millions, except price per unit) 2/15/19 Price Per Unit ($) $ 4 1.89 $ 4 8.00 $ 4 8.25 $ 49.00 $ 5 0.00 $ 51.00 $ 52.00 (1) Implied Premium To Unit Price as of 2/15/19 $ 41.89 0.0% 14.6% 15.2% 17.0% 19.4% 21.7% 24.1% To 5-Day VWAP $ 41.97 (0.2%) 14.4% 15.0% 16.8% 19.1% 21.5% 23.9% To 10-Day VWAP $ 41.68 0.5% 15.2% 15.8% 17.6% 20.0% 22.4% 24.8% To 30-Day VWAP $ 40.57 3.3% 18.3% 18.9% 20.8% 23.3% 25.7% 28.2% Enterprise Value Calculation Class A and Class B Units Outstanding (mm) 1 57.1 1 57.1 157.1 157.1 157.1 1 57.1 1 57.1 Implied Equity Value $ 6,582 $ 7,543 $ 7,582 $ 7 ,700 $ 7,857 $ 8,014 $ 8,171 Plus: Debt (as of 12/31/18) $ 746 $ 746 $ 746 $ 746 $ 746 $ 746 $ 746 Plus: Preferred Stock (as of 12/31/18) 401 401 401 401 401 401 401 Less: Cash & U.S. Treasury and Other Securities (as of 12/31/18) (1,007) (1,007) (1,007) (1,007) (1,007) (1,007) (1,007) Implied Total Enterprise Value (EV) $ 6 ,721 $ 7 ,682 $ 7 ,721 $ 7 ,839 $ 7 ,996 $ 8,153 $ 8,310 (2) Implied Multiples Price / 2018A Distributable Earnings per Class A Unit $ 3.61 11.6x 13.3x 13.4x 13.6x 13.9x 14.1x 14.4x Price / 2019E Distributable Earnings per Class A Unit $ 3.40 12.3x 14.1x 14.2x 14.4x 14.7x 15.0x 15.3x Price / 2020E Distributable Earnings per Class A Unit $ 3.82 11.0x 12.5x 12.6x 12.8x 13.1x 13.3x 13.6x Price / 2018A ANI per Class A Unit $ 2.63 15.9x 18.3x 18.3x 18.6x 19.0x 19.4x 19.8x Price / 2019E ANI per Class A Unit $ 3.22 13.0x 14.9x 15.0x 15.2x 15.5x 15.8x 16.1x Price / 2020E ANI per Class A Unit $ 3.47 12.1x 13.8x 13.9x 14.1x 14.4x 14.7x 15.0x EV / 2018A Distributable Earnings Revenue $ 1,436 4.7x 5.3x 5.4x 5.5x 5.6x 5.7x 5.8x EV / 2018A Adjusted Revenue $ 1,335 5.0x 5.8x 5.8x 5.9x 6.0x 6.1x 6.2x EV / 2019E Adjusted Revenue $ 1,557 4.3x 4.9x 5.0x 5.0x 5.1x 5.2x 5.3x EV / 2020E Adjusted Revenue $ 1,655 4.1x 4.6x 4.7x 4.7x 4.8x 4.9x 5.0x EV / AUM (as of 12/31/18) $ 119,560 5.6% 6.4% 6.5% 6.6% 6.7% 6.8% 7.0% Source: FactSet (1) Unit prices are dividend-adjusted; VWAPs are based on number of trading days (2) Multiples reflect median consensus estimates for ANI per Unit, Distributable Earnings per Unit, and Adjusted Revenue 10

OSLO Unit Price Performance As of 2/15/19 One-Year Adjusted Unit Price Performance 50.00 45.00 $41.89 6.6% 40.00 35.00 30.00 25.00 20.00 Feb-18 Apr-18 May-18 Jul-18 Sep-18 Nov-18 Dec-18 Feb-19 Three-Year Adjusted Unit Price Performance 50.00 45.00 $41.89 12.3% 40.00 35.00 30.00 25.00 20.00 Feb-16 Aug-16 Feb-17 Aug-17 Feb-18 Aug-18 Feb-19 Note: Unit prices are presented on a dividend-adjusted basis 11 Adjusted Unit Price ($) Adjusted Unit Price ($)OSLO Unit Price Performance As of 2/15/19 One-Year Adjusted Unit Price Performance 50.00 45.00 $41.89 6.6% 40.00 35.00 30.00 25.00 20.00 Feb-18 Apr-18 May-18 Jul-18 Sep-18 Nov-18 Dec-18 Feb-19 Three-Year Adjusted Unit Price Performance 50.00 45.00 $41.89 12.3% 40.00 35.00 30.00 25.00 20.00 Feb-16 Aug-16 Feb-17 Aug-17 Feb-18 Aug-18 Feb-19 Note: Unit prices are presented on a dividend-adjusted basis 11 Adjusted Unit Price ($) Adjusted Unit Price ($)

OSLO Analyst Estimates OSLO Analyst Recommendations and Price Targets ($Millions, except per unit data) As of Current Current Adjusted Revenue ANI / Unit DE / Unit Date Rating Price Target 2019E 2020E 2019E 2020E 2019E 2020E Autonomous 2/5/19 Hold $ 4 4.00 n/a n/a n/a n/a n/a n/a Bank of America Merrill Lynch 2/5/19 Hold 44.00 1,573 1,680 3.51 3.94 3.47 4.18 Credit Suisse 2/5/19 Hold 43.00 1 ,405 1,533 2.46 2 .93 3.31 3.80 Deutsche Bank 2/5/19 Hold 37.00 1,352 1 ,059 2.71 1.87 3.26 2.30 Goldman Sachs 2/6/19 Hold 43.00 1,642 1,655 3.81 4.07 3.73 4.01 Jefferies 2/8/19 Hold 43.00 1,481 1,535 n/a n/a 3.60 3.84 JP Morgan 2/6/19 Hold 51.00 1 ,618 1,685 3.31 3.56 3 .26 3 .43 Keefe, Bruyette & Woods 2/5/19 Hold 45.00 1,557 1,681 2.99 3.40 3.40 3.81 Morgan Stanley 2/11/19 Buy 4 9.00 1,648 1 ,637 3.37 3.21 3.41 3.38 Oppenheimer 2/5/19 Hold n/a n/a n/a 3 .22 3.47 3 .66 3 .89 Wells Fargo 2/5/19 Hold 4 4.00 1 ,512 1 ,672 2.95 3.65 3.27 4.06 High $ 51.00 $ 1,648 $ 1 ,685 $ 3.81 $ 4.07 $ 3.73 $ 4.18 Low $ 3 7.00 $ 1,352 $ 1,059 $ 2.46 $ 1.87 $ 3.26 $ 2.30 Mean $ 4 4.30 $ 1,532 $ 1,571 $ 3.15 $ 3.35 $ 3.44 $ 3.67 Median $ 44.00 $ 1 ,557 $ 1 ,655 $ 3.22 $ 3.47 $ 3.40 $ 3.82 $ 4 1.89 OSLO (2/15/19 closing price) Source: Analyst research reports, Company materials, FactSet 12OSLO Analyst Estimates OSLO Analyst Recommendations and Price Targets ($Millions, except per unit data) As of Current Current Adjusted Revenue ANI / Unit DE / Unit Date Rating Price Target 2019E 2020E 2019E 2020E 2019E 2020E Autonomous 2/5/19 Hold $ 4 4.00 n/a n/a n/a n/a n/a n/a Bank of America Merrill Lynch 2/5/19 Hold 44.00 1,573 1,680 3.51 3.94 3.47 4.18 Credit Suisse 2/5/19 Hold 43.00 1 ,405 1,533 2.46 2 .93 3.31 3.80 Deutsche Bank 2/5/19 Hold 37.00 1,352 1 ,059 2.71 1.87 3.26 2.30 Goldman Sachs 2/6/19 Hold 43.00 1,642 1,655 3.81 4.07 3.73 4.01 Jefferies 2/8/19 Hold 43.00 1,481 1,535 n/a n/a 3.60 3.84 JP Morgan 2/6/19 Hold 51.00 1 ,618 1,685 3.31 3.56 3 .26 3 .43 Keefe, Bruyette & Woods 2/5/19 Hold 45.00 1,557 1,681 2.99 3.40 3.40 3.81 Morgan Stanley 2/11/19 Buy 4 9.00 1,648 1 ,637 3.37 3.21 3.41 3.38 Oppenheimer 2/5/19 Hold n/a n/a n/a 3 .22 3.47 3 .66 3 .89 Wells Fargo 2/5/19 Hold 4 4.00 1 ,512 1 ,672 2.95 3.65 3.27 4.06 High $ 51.00 $ 1,648 $ 1 ,685 $ 3.81 $ 4.07 $ 3.73 $ 4.18 Low $ 3 7.00 $ 1,352 $ 1,059 $ 2.46 $ 1.87 $ 3.26 $ 2.30 Mean $ 4 4.30 $ 1,532 $ 1,571 $ 3.15 $ 3.35 $ 3.44 $ 3.67 Median $ 44.00 $ 1 ,557 $ 1 ,655 $ 3.22 $ 3.47 $ 3.40 $ 3.82 $ 4 1.89 OSLO (2/15/19 closing price) Source: Analyst research reports, Company materials, FactSet 12

OSLO Comparable Companies Analysis As of 2/15/19 • Each of the three U.S. based alternative asset managers companies below report distributable earnings as their primary Non-GAAP earnings metric, consistent with OSLO – For illustrative purposes, we have also shown below those U.S. based alternative asset managers that report Non-GAAP earnings using a metric other than distributable earnings as their primary basis ($Millions, except per share data) Fully Total Enterprise Value / Price / Enterprise Closing Diluted Enterprise Revenue DE Per Share Value / Company Name Ticker Price Market Cap Value AUM 2019E 2020E 2019E 2020E AUM Blackstone Group L.P. BX $ 33.35 $ 40,577 $ 4 2,121 $ 472,242 6.0x 5.4x 12.3x 11.2x 8.9% Carlyle Group L.P. CG 18.46 6 ,361 6 ,681 2 16,470 2.8x 2.3x 9.3x 7.7x 3.1% KKR & Co. Inc. KKR 2 3.53 1 9,332 19,300 194,720 5.3x 4.7x 13.4x 13.1x 9.9% OSLO $ 41.89 $ 6,582 $ 6,721 $ 119,560 4.3x 4.1x 12.3x 11.0x 5.6% Implied Equity Value per Unit High $ 58.90 $ 55.94 $ 43.30 $ 45.49 $ 74.53 Low $ 26.71 $ 23.43 $ 29.80 $ 26.69 $ 22.60 Mean $ 45.87 $ 42.76 $ 37.59 $ 36.96 $ 54.70 ($Millions, except per share data) Price / Fully Total Enterprise Value / Enterprise (1) Closing Diluted Enterprise Revenue Value / Non-GAAP EPS Company Name Ticker Price Market Cap Value AUM 2019E 2020E 2019E 2020E AUM Apollo Global Management, LLC APO $ 3 0.24 $ 1 2,065 $ 1 2,572 $ 2 80,259 4.9x 4.5x 10.4x 9.9x 4.5% Ares Management Corporation ARES 23.23 4 ,783 5 ,310 130,700 4.6x 3.5x 15.0x 12.3x 4.1% Hamilton Lane Inc. HLNE 44.00 2,161 2,208 59,000 7.7x 7.0x 21.6x 20.1x 3.7% Och-Ziff Capital Management Group OZM 1 3.30 650 1,330 3 2,995 2.3x 2.1x 3.7x 3.4x 4.0% Notes: Fully Diluted Market Cap is calculated as closing stock price times fully diluted shares (total common shares outstanding, plus any assumed exchangeable units or other ownership converted to common stock, plus the amount of any other in-the-money instruments which are convertible to common stock, such as stock options/awards, restricted stock and non-voting participating preferred stock) Enterprise Value is equal to Fully Diluted Market Cap, less cash & equivalents (including marketable securities), plus total debt, plus preferreds Source: FactSet, S&P Global Market Intelligence (1) The primary earnings reporting basis for APO and ARES is Economic Net Income; for HLNE the primary earnings reporting basis is Adjusted Net Income, and for OZM it is Economic Income 13OSLO Comparable Companies Analysis As of 2/15/19 • Each of the three U.S. based alternative asset managers companies below report distributable earnings as their primary Non-GAAP earnings metric, consistent with OSLO – For illustrative purposes, we have also shown below those U.S. based alternative asset managers that report Non-GAAP earnings using a metric other than distributable earnings as their primary basis ($Millions, except per share data) Fully Total Enterprise Value / Price / Enterprise Closing Diluted Enterprise Revenue DE Per Share Value / Company Name Ticker Price Market Cap Value AUM 2019E 2020E 2019E 2020E AUM Blackstone Group L.P. BX $ 33.35 $ 40,577 $ 4 2,121 $ 472,242 6.0x 5.4x 12.3x 11.2x 8.9% Carlyle Group L.P. CG 18.46 6 ,361 6 ,681 2 16,470 2.8x 2.3x 9.3x 7.7x 3.1% KKR & Co. Inc. KKR 2 3.53 1 9,332 19,300 194,720 5.3x 4.7x 13.4x 13.1x 9.9% OSLO $ 41.89 $ 6,582 $ 6,721 $ 119,560 4.3x 4.1x 12.3x 11.0x 5.6% Implied Equity Value per Unit High $ 58.90 $ 55.94 $ 43.30 $ 45.49 $ 74.53 Low $ 26.71 $ 23.43 $ 29.80 $ 26.69 $ 22.60 Mean $ 45.87 $ 42.76 $ 37.59 $ 36.96 $ 54.70 ($Millions, except per share data) Price / Fully Total Enterprise Value / Enterprise (1) Closing Diluted Enterprise Revenue Value / Non-GAAP EPS Company Name Ticker Price Market Cap Value AUM 2019E 2020E 2019E 2020E AUM Apollo Global Management, LLC APO $ 3 0.24 $ 1 2,065 $ 1 2,572 $ 2 80,259 4.9x 4.5x 10.4x 9.9x 4.5% Ares Management Corporation ARES 23.23 4 ,783 5 ,310 130,700 4.6x 3.5x 15.0x 12.3x 4.1% Hamilton Lane Inc. HLNE 44.00 2,161 2,208 59,000 7.7x 7.0x 21.6x 20.1x 3.7% Och-Ziff Capital Management Group OZM 1 3.30 650 1,330 3 2,995 2.3x 2.1x 3.7x 3.4x 4.0% Notes: Fully Diluted Market Cap is calculated as closing stock price times fully diluted shares (total common shares outstanding, plus any assumed exchangeable units or other ownership converted to common stock, plus the amount of any other in-the-money instruments which are convertible to common stock, such as stock options/awards, restricted stock and non-voting participating preferred stock) Enterprise Value is equal to Fully Diluted Market Cap, less cash & equivalents (including marketable securities), plus total debt, plus preferreds Source: FactSet, S&P Global Market Intelligence (1) The primary earnings reporting basis for APO and ARES is Economic Net Income; for HLNE the primary earnings reporting basis is Adjusted Net Income, and for OZM it is Economic Income 13

OSLO Sum of the Parts Analysis Economic Net Income Basis ($Millions) Value 2019E Multiple of Fees Fee Related Earnings Fee related earnings, less equity based compensation $ 216.7 Less: Portion attributable to OCGH non- controlling interest (117.9) Less: Non-Operating Group income / (expense) (2.0) Less: Income taxes - Class A (14.5) Fee related earnings - Class A $ 82.4 16.0x $ 1,317.8 Incentives Created, Net Incentives created, net $ 311.0 Less: Portion attributable to OCGH non- controlling interest (169.2) Less: Income taxes - Class A (9.9) Incentives created - Class A $ 131.9 7.0x $ 9 23.5 Sub-Total $ 214.3 $ 2,241.2 (1) Add: NAV of Balance Sheet (as of 12/31/18) 9 83.4 Add: Deferred Tax Assets (as of 12/31/18) 2 29.1 Less: Due to Affiliates (as of 12/31/18) (188.4) Total Value $ 3,265.4 Class A Units (mm) 71.7 Value Per Class A Unit $ 4 5.57 2/15/19 OSLO Unit Price $ 41.89 Value Per Class A Unit Sensitivity Fee Related Earnings (FRE) Multiple 14.0x 15.0x 16.0x 17.0x 18.0x 6.0x $ 41.43 $ 42.58 $ 43.73 $ 44.88 $ 46.03 6.5x $ 42.35 $ 43.50 $ 44.65 $ 45.80 $ 46.95 7.0x $ 43.28 $ 44.42 $ 45.57 $ 46.72 $ 47.87 7.5x $ 44.20 $ 45.35 $ 46.50 $ 47.64 $ 48.79 8.0x $ 45.12 $ 46.27 $ 47.42 $ 48.57 $ 49.71 Source: OSLO 5-Year Plan, as provided by OSLO management, subject to further discussion with OSLO management; public filings Note: Multiple ranges based on methodologies utilized in published analyst research reports and Sandler O'Neill's professional judgement (1) NAV of Balance Sheet is equal to Class A Unitholders’ proportionate share of principal investments ($1,771M, less $43M DoubleLine carrying value), plus tax-affected accrued net carry ($812M, less taxes of 7%, less 25% risk discount), less debt obligations ($746M), less preferred ($401M), plus cash & cash equivalents ($461M) and U.S. Treasury and other securities ($547M) 14 Incentive Income MultipleOSLO Sum of the Parts Analysis Economic Net Income Basis ($Millions) Value 2019E Multiple of Fees Fee Related Earnings Fee related earnings, less equity based compensation $ 216.7 Less: Portion attributable to OCGH non- controlling interest (117.9) Less: Non-Operating Group income / (expense) (2.0) Less: Income taxes - Class A (14.5) Fee related earnings - Class A $ 82.4 16.0x $ 1,317.8 Incentives Created, Net Incentives created, net $ 311.0 Less: Portion attributable to OCGH non- controlling interest (169.2) Less: Income taxes - Class A (9.9) Incentives created - Class A $ 131.9 7.0x $ 9 23.5 Sub-Total $ 214.3 $ 2,241.2 (1) Add: NAV of Balance Sheet (as of 12/31/18) 9 83.4 Add: Deferred Tax Assets (as of 12/31/18) 2 29.1 Less: Due to Affiliates (as of 12/31/18) (188.4) Total Value $ 3,265.4 Class A Units (mm) 71.7 Value Per Class A Unit $ 4 5.57 2/15/19 OSLO Unit Price $ 41.89 Value Per Class A Unit Sensitivity Fee Related Earnings (FRE) Multiple 14.0x 15.0x 16.0x 17.0x 18.0x 6.0x $ 41.43 $ 42.58 $ 43.73 $ 44.88 $ 46.03 6.5x $ 42.35 $ 43.50 $ 44.65 $ 45.80 $ 46.95 7.0x $ 43.28 $ 44.42 $ 45.57 $ 46.72 $ 47.87 7.5x $ 44.20 $ 45.35 $ 46.50 $ 47.64 $ 48.79 8.0x $ 45.12 $ 46.27 $ 47.42 $ 48.57 $ 49.71 Source: OSLO 5-Year Plan, as provided by OSLO management, subject to further discussion with OSLO management; public filings Note: Multiple ranges based on methodologies utilized in published analyst research reports and Sandler O'Neill's professional judgement (1) NAV of Balance Sheet is equal to Class A Unitholders’ proportionate share of principal investments ($1,771M, less $43M DoubleLine carrying value), plus tax-affected accrued net carry ($812M, less taxes of 7%, less 25% risk discount), less debt obligations ($746M), less preferred ($401M), plus cash & cash equivalents ($461M) and U.S. Treasury and other securities ($547M) 14 Incentive Income Multiple

OSLO Discounted Cash Flow Analysis Distributable Earnings Basis (1) Assumptions Discount Rate Discount Date 12/31/18 Risk Free Rate 3.50% Discount Rate 11.61% Plus: Size Premium 0.96% Terminal Multiple 12.0x Plus: Equity Risk Premium 5.00% Plus: Industry Premium 2.15% Discount Rate 11.61% ($Millions) 12/31/18 2019E 2020E 2021E 2022E 2023E Fee related earnings and other $ - $ 259.8 $ 336.0 $ 323.4 $ 455.3 $ 536.6 Incentive income, net 3 37.6 2 67.6 242.6 188.9 2 88.4 G.P. income distributions 111.6 1 01.3 137.4 125.7 1 18.2 Distributable earnings $ - $ 709.0 $ 704.9 $ 703.4 $ 770.0 $ 943.2 Distributable earnings attributable to OCGH non-controlling interest (385.7) (383.4) (382.6) (418.8) (513.0) Cash replacement for equity based compensation (33.7) (35.8) (37.9) (40.2) (42.6) Interest expense / (income) (0.9) (0.6) (3.3) (3.2) (4.3) Non-Operating Group income / (expense) (1.0) (1.0) (1.0) (1.0) (1.0) (2) Distributable earnings - Class A income taxes 4.8 (2.1) 0.5 (14.7) (26.1) Tax receivable agreement payments (14.7) (15.8) (16.4) (16.0) (14.6) Pro-forma distributable earnings - Class A $ 277.8 $ 266.3 $ 262.8 $ 276.1 $ 341.5 Add: Depreciation and amortization 4.6 4.7 4.8 5.0 5.1 Less: Changes in net working capital (12.3) (2.5) (3.0) (0.0) 0.0 Less: Capital expenditures (5.9) (6.2) (6.5) (6.9) (7.2) Unlevered free cash flow - Class A $ - $ 264.2 $ 262.3 $ 258.1 $ 274.2 $ 339.5 Terminal Value $ - $ - $ - $ - $ - $ 4,098.4 Equity Value Value Per Class A Unit Sensitivity PV of Unlevered Free Cash Flows $ 1,005 Terminal Multiple PV of Terminal Value 2,366 10.0x 11.0x 12.0x 13.0x 14.0x Enterprise Value $ 3,371 10.0% $ 43.34 $ 46.30 $ 49.26 $ 52.22 $ 55.18 Class A Units (mm) 71.7 11.0% $ 41.65 $ 44.48 $ 47.31 $ 50.13 $ 52.96 Enterprise Value Per Unit $ 47.05 12.0% $ 40.04 $ 42.75 $ 45.45 $ 48.16 $ 50.86 (3) Net Debt (as of 12/31/18) (0.89) 13.0% $ 38.52 $ 41.10 $ 43.69 $ 46.28 $ 48.86 Value per Class A Unit $ 46.16 14.0% $ 37.07 $ 39.54 $ 42.02 $ 44.49 $ 46.97 2/15/19 OSLO Unit Price $ 41.89 Source: OSLO 5-Year Plan, as provided by OSLO management, subject to further discussion with OSLO management; public filings (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2) In years where there are negative taxes, the amounts would not be a source of cash, but would instead create a tax shield for the subsequent year (3) Net Debt is equal to Class A unitholders’ proportionate share of debt obligations ($746M), plus preferred ($401M), less cash & cash equivalents ($461M) and U.S. Treasury and other securities ($547M) 15 Discount RateOSLO Discounted Cash Flow Analysis Distributable Earnings Basis (1) Assumptions Discount Rate Discount Date 12/31/18 Risk Free Rate 3.50% Discount Rate 11.61% Plus: Size Premium 0.96% Terminal Multiple 12.0x Plus: Equity Risk Premium 5.00% Plus: Industry Premium 2.15% Discount Rate 11.61% ($Millions) 12/31/18 2019E 2020E 2021E 2022E 2023E Fee related earnings and other $ - $ 259.8 $ 336.0 $ 323.4 $ 455.3 $ 536.6 Incentive income, net 3 37.6 2 67.6 242.6 188.9 2 88.4 G.P. income distributions 111.6 1 01.3 137.4 125.7 1 18.2 Distributable earnings $ - $ 709.0 $ 704.9 $ 703.4 $ 770.0 $ 943.2 Distributable earnings attributable to OCGH non-controlling interest (385.7) (383.4) (382.6) (418.8) (513.0) Cash replacement for equity based compensation (33.7) (35.8) (37.9) (40.2) (42.6) Interest expense / (income) (0.9) (0.6) (3.3) (3.2) (4.3) Non-Operating Group income / (expense) (1.0) (1.0) (1.0) (1.0) (1.0) (2) Distributable earnings - Class A income taxes 4.8 (2.1) 0.5 (14.7) (26.1) Tax receivable agreement payments (14.7) (15.8) (16.4) (16.0) (14.6) Pro-forma distributable earnings - Class A $ 277.8 $ 266.3 $ 262.8 $ 276.1 $ 341.5 Add: Depreciation and amortization 4.6 4.7 4.8 5.0 5.1 Less: Changes in net working capital (12.3) (2.5) (3.0) (0.0) 0.0 Less: Capital expenditures (5.9) (6.2) (6.5) (6.9) (7.2) Unlevered free cash flow - Class A $ - $ 264.2 $ 262.3 $ 258.1 $ 274.2 $ 339.5 Terminal Value $ - $ - $ - $ - $ - $ 4,098.4 Equity Value Value Per Class A Unit Sensitivity PV of Unlevered Free Cash Flows $ 1,005 Terminal Multiple PV of Terminal Value 2,366 10.0x 11.0x 12.0x 13.0x 14.0x Enterprise Value $ 3,371 10.0% $ 43.34 $ 46.30 $ 49.26 $ 52.22 $ 55.18 Class A Units (mm) 71.7 11.0% $ 41.65 $ 44.48 $ 47.31 $ 50.13 $ 52.96 Enterprise Value Per Unit $ 47.05 12.0% $ 40.04 $ 42.75 $ 45.45 $ 48.16 $ 50.86 (3) Net Debt (as of 12/31/18) (0.89) 13.0% $ 38.52 $ 41.10 $ 43.69 $ 46.28 $ 48.86 Value per Class A Unit $ 46.16 14.0% $ 37.07 $ 39.54 $ 42.02 $ 44.49 $ 46.97 2/15/19 OSLO Unit Price $ 41.89 Source: OSLO 5-Year Plan, as provided by OSLO management, subject to further discussion with OSLO management; public filings (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2) In years where there are negative taxes, the amounts would not be a source of cash, but would instead create a tax shield for the subsequent year (3) Net Debt is equal to Class A unitholders’ proportionate share of debt obligations ($746M), plus preferred ($401M), less cash & cash equivalents ($461M) and U.S. Treasury and other securities ($547M) 15 Discount Rate

OSLO Discounted Cash Flow Analysis Illustrative Forecast Achievement Sensitivities • The illustrative analysis below shows the implied price per unit based on (a) various levels of annual achievement of forecasted Distributable Earnings attributable to the Class A units, ranging from 80% to 120%, (b) a range of terminal multiples applied to the forecasted Distributable Earnings attributable to the Class A units, and (c) a range of discount rates Pro-Forma Distributable Earnings – Class A ($Millions) % Achievement 2019E 2020E 2021E 2022E 2023E 80.0% $ 222.3 $ 213.0 $ 210.2 $ 220.9 $ 273.2 90.0% 250.1 2 39.6 2 36.5 2 48.5 3 07.4 100.0% 277.8 2 66.3 2 62.8 276.1 341.5 110.0% 3 05.6 2 92.9 289.1 303.7 375.7 120.0% 333.4 319.5 3 15.4 3 31.3 409.8 (1) (2) Value Per Class A Unit Sensitivity Value Per Class A Unit Sensitivity Annual Achievement of Pro-Forma Distributable Earnings - Class A Annual Achievement of Pro-Forma Distributable Earnings - Class A 80.0% 90.0% 100.0% 110.0% 120.0% 80.0% 90.0% 100.0% 110.0% 120.0% 10.0% $ 39.17 $ 44.21 $ 49.26 $ 54.30 $ 59.35 10.0x $ 32.29 $ 36.48 $ 40.66 $ 44.85 $ 49.03 11.0% $ 37.61 $ 42.46 $ 47.31 $ 52.16 $ 57.00 11.0x $ 34.49 $ 38.95 $ 43.41 $ 47.87 $ 52.33 12.0% $ 36.13 $ 40.79 $ 45.45 $ 50.12 $ 54.78 12.0x $ 36.69 $ 41.43 $ 46.16 $ 50.90 $ 55.63 13.0% $ 34.72 $ 39.20 $ 43.69 $ 48.18 $ 52.66 13.0x $ 38.90 $ 43.91 $ 48.92 $ 53.93 $ 58.94 14.0% $ 33.38 $ 37.70 $ 42.02 $ 46.34 $ 50.65 14.0x $ 41.10 $ 46.38 $ 51.67 $ 56.95 $ 62.24 Source: OSLO 5-Year Plan, as provided by OSLO management, subject to further discussion with OSLO management; public filings (1) Reflects terminal multiple of 12.0x (2) Reflects discount rate of 11.61% 16 Discount Rate Terminal MultipleOSLO Discounted Cash Flow Analysis Illustrative Forecast Achievement Sensitivities • The illustrative analysis below shows the implied price per unit based on (a) various levels of annual achievement of forecasted Distributable Earnings attributable to the Class A units, ranging from 80% to 120%, (b) a range of terminal multiples applied to the forecasted Distributable Earnings attributable to the Class A units, and (c) a range of discount rates Pro-Forma Distributable Earnings – Class A ($Millions) % Achievement 2019E 2020E 2021E 2022E 2023E 80.0% $ 222.3 $ 213.0 $ 210.2 $ 220.9 $ 273.2 90.0% 250.1 2 39.6 2 36.5 2 48.5 3 07.4 100.0% 277.8 2 66.3 2 62.8 276.1 341.5 110.0% 3 05.6 2 92.9 289.1 303.7 375.7 120.0% 333.4 319.5 3 15.4 3 31.3 409.8 (1) (2) Value Per Class A Unit Sensitivity Value Per Class A Unit Sensitivity Annual Achievement of Pro-Forma Distributable Earnings - Class A Annual Achievement of Pro-Forma Distributable Earnings - Class A 80.0% 90.0% 100.0% 110.0% 120.0% 80.0% 90.0% 100.0% 110.0% 120.0% 10.0% $ 39.17 $ 44.21 $ 49.26 $ 54.30 $ 59.35 10.0x $ 32.29 $ 36.48 $ 40.66 $ 44.85 $ 49.03 11.0% $ 37.61 $ 42.46 $ 47.31 $ 52.16 $ 57.00 11.0x $ 34.49 $ 38.95 $ 43.41 $ 47.87 $ 52.33 12.0% $ 36.13 $ 40.79 $ 45.45 $ 50.12 $ 54.78 12.0x $ 36.69 $ 41.43 $ 46.16 $ 50.90 $ 55.63 13.0% $ 34.72 $ 39.20 $ 43.69 $ 48.18 $ 52.66 13.0x $ 38.90 $ 43.91 $ 48.92 $ 53.93 $ 58.94 14.0% $ 33.38 $ 37.70 $ 42.02 $ 46.34 $ 50.65 14.0x $ 41.10 $ 46.38 $ 51.67 $ 56.95 $ 62.24 Source: OSLO 5-Year Plan, as provided by OSLO management, subject to further discussion with OSLO management; public filings (1) Reflects terminal multiple of 12.0x (2) Reflects discount rate of 11.61% 16 Discount Rate Terminal Multiple

Precedent Asset Manager Transactions Analysis ($Millions) Deal Enterprise Enterprise Value / Announce Value Acquired AUM Value LTM EBITDA LTM Revenue AUM Acquirer / Target Date ($M) (%) ($M) ($M) (x) (x) (%) Softbank Group Corporation / Fortress Investment Group 2/14/2017 $ 3,266 100% $ 69,627 $ 3,375 8.7x 3.4x 4.8% Virtus Investment Partners / RidgeWorth Holdings 12/16/2016 472 100% 4 0,234 472 9.9x 3.3x 1.2% Amundi / Pioneer Investments 12/12/2016 3,743 100% 234,390 3,743 11.4x n/a 1.6% Henderson Group / Janus Capital 10/3/2016 2,558 100% 194,700 2,558 10.9x 3.4x 1.3% F.A.B Partners / CIFC 8/19/2016 333 100% 14,000 333 7.5x 3.4x 2.4% Man Group / Numeric Holdings 6/19/2014 219 82% 14,700 268 5.7x 3.0x 1.8% TIAA-CREF / Nuveen Investments 4/14/2014 6,250 100% 220,504 6,250 12.7x 5.8x 2.8% Crestview Partners / Victory Capital Management 2/21/2013 246 100% 2 2,097 246 10.3x 2.2x 1.1% High 12.7x 5.8x 4.8% Low 5.7x 2.2x 1.1% Mean 9.6x 3.5x 2.1% Median 10.1x 3.4x 1.7% Implied Equity Value per Unit High $ 48.22 $ 5 2.19 $ 35.99 Low $ 2 1.18 $ 1 9.19 $ 7.59 Mean $ 3 6.37 $ 31.12 $ 15.36 Median $ 3 8.09 $ 30.04 $ 1 2.13 Source: Public filings, Company materials, Company press releases 17Precedent Asset Manager Transactions Analysis ($Millions) Deal Enterprise Enterprise Value / Announce Value Acquired AUM Value LTM EBITDA LTM Revenue AUM Acquirer / Target Date ($M) (%) ($M) ($M) (x) (x) (%) Softbank Group Corporation / Fortress Investment Group 2/14/2017 $ 3,266 100% $ 69,627 $ 3,375 8.7x 3.4x 4.8% Virtus Investment Partners / RidgeWorth Holdings 12/16/2016 472 100% 4 0,234 472 9.9x 3.3x 1.2% Amundi / Pioneer Investments 12/12/2016 3,743 100% 234,390 3,743 11.4x n/a 1.6% Henderson Group / Janus Capital 10/3/2016 2,558 100% 194,700 2,558 10.9x 3.4x 1.3% F.A.B Partners / CIFC 8/19/2016 333 100% 14,000 333 7.5x 3.4x 2.4% Man Group / Numeric Holdings 6/19/2014 219 82% 14,700 268 5.7x 3.0x 1.8% TIAA-CREF / Nuveen Investments 4/14/2014 6,250 100% 220,504 6,250 12.7x 5.8x 2.8% Crestview Partners / Victory Capital Management 2/21/2013 246 100% 2 2,097 246 10.3x 2.2x 1.1% High 12.7x 5.8x 4.8% Low 5.7x 2.2x 1.1% Mean 9.6x 3.5x 2.1% Median 10.1x 3.4x 1.7% Implied Equity Value per Unit High $ 48.22 $ 5 2.19 $ 35.99 Low $ 2 1.18 $ 1 9.19 $ 7.59 Mean $ 3 6.37 $ 31.12 $ 15.36 Median $ 3 8.09 $ 30.04 $ 1 2.13 Source: Public filings, Company materials, Company press releases 17

Premiums Paid Analysis

Closed Transactions Between $2B and $5B Since 1/1/16

- Reviewed 184 transactions with the following criteria to observe the premiums paid in public M&A transactions
  - Public targets; all industries; global basis
  - Transaction equity values between $2.0 billion and $5.0 billion
  - Transactions closed since January 1, 2016

Premium to Target Closing Price Prior to Announcement

Implied Equity Value Per Unit (based on 2/15/19 Unit Price)								
$45.69	$49.55	$54.61	$46.46	$50.17	$54.79	$47.62	$52.26	$58.11



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13.7%
24.7%
38.7%
1 Day Prior
1 Week Prior
1 Month Prior
25th Percentile
Median
75th Percentile

Source: S&P Global Market Intelligence

SANDLER O'NEILL + PARTNERS 18

Premiums Paid Analysis (cont'd)

Acquisitions of Minority Stakes Since 1/1/16

- Reviewed 30 transactions with the following criteria to observe the premiums paid in public M&A transactions for minority stakes
  - Public targets; all industries; targets based in the United States and Canada
  - Transaction equity values greater than $100 million
  - Transactions involving the sale of less than 50% the target's equity
  - Transactions closed since January 1, 2016

Premium to Target Closing Price Prior to Announcement

Implied Equity Value Per Unit (based on 2/15/19 Unit Price)								
$42.93	$44.45	$53.14	$43.68	$46.07	$56.04	$43.25	$47.61	$51.65



50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2.5%
6.1%
26.9%
4.3%
10.0%
33.8%
3.2%
13.6%
23.3%
1 Day Prior
1 Week Prior
1 Month Prior
25th Percentile
Median
75th Percentile

Source: S&P Global Market Intelligence

SANDLER O'NEILL + PARTNERS 19

III. Preliminary BERLIN Financial AnalysesIII. Preliminary BERLIN Financial Analyses

BERLIN Analyst Estimates As of Current Date Rating Price Target BMO Capital Markets 2/14/19 Buy $ 53.00 CIBC World Markets 2/14/19 Buy 5 4.00 Canaccord Genuity 2/14/19 Buy 53.50 Citigroup 2/15/19 Buy 50.50 Credit Suisse 2/14/19 Buy 5 0.00 Keefe, Bruyette & Woods 1/15/19 Buy 52.00 RBC Capital Markets 2/14/19 Buy 4 8.00 Scotia Capital 2/14/19 Buy 5 3.50 TD Securities 2/14/19 Buy 6 2.00 High $ 6 2.00 Low $ 48.00 Mean $ 52.94 Median $ 53.00 BERLIN (2/15/19 closing price) $ 43.93 Source: Analyst research reports, FactSet 21BERLIN Analyst Estimates As of Current Date Rating Price Target BMO Capital Markets 2/14/19 Buy $ 53.00 CIBC World Markets 2/14/19 Buy 5 4.00 Canaccord Genuity 2/14/19 Buy 53.50 Citigroup 2/15/19 Buy 50.50 Credit Suisse 2/14/19 Buy 5 0.00 Keefe, Bruyette & Woods 1/15/19 Buy 52.00 RBC Capital Markets 2/14/19 Buy 4 8.00 Scotia Capital 2/14/19 Buy 5 3.50 TD Securities 2/14/19 Buy 6 2.00 High $ 6 2.00 Low $ 48.00 Mean $ 52.94 Median $ 53.00 BERLIN (2/15/19 closing price) $ 43.93 Source: Analyst research reports, FactSet 21

BERLIN Comparable Companies Analysis As of 2/15/19 ($Millions, except per share data) Fully % of Closing Diluted 52 Week % Return Price / EPS Company Name Ticker Price Market Cap High YTD 1-Year 2019E 2020E U.S. Alternative Asset Managers (1) (2) Apollo Global Management, LLC APO $ 3 0.24 $ 1 2,065 83% 22% (5%) 10.4x 9.9x Ares Management Corporation ARES 2 3.23 4,783 90% 33% 3% 15.0x 12.3x Blackstone Group L.P. BX 3 3.35 40,577 82% 13% 3% 12.3x 11.2x Carlyle Group L.P. CG 1 8.46 6,361 73% 18% (15%) 9.3x 7.7x Hamilton Lane Inc. HLNE 44.00 2,161 81% 21% 22% 21.6x 20.1x KKR & Co. Inc. KKR 2 3.53 19,332 82% 21% 8% 13.4x 13.1x Oaktree Capital Group, LLC OAK 41.89 6,582 97% 6% 7% 12.3x 11.0x Och-Ziff Capital Management Group OZM 13.30 650 47% 30% (45%) 3.7x 3.4x High $ 42,121 97% 33% 22% 21.6x 20.1x Low $ 650 6% (45%) (45%) 3.4x 3.4x Mean $ 11,564 79% 20% (3%) 12.3x 11.1x Median $ 6,632 40% 11% 3% 11.7x 11.1x Canadian Asset Managers AGF Management Ltd. AGF $ 4 .10 $ 283 71% 12% (17%) 10.8x n/a CI Financial Corp. CIX 1 4.56 3,268 63% 13% (28%) 8.4x 7.9x Fiera Capital Corporation FSZ 9.07 892 90% 5% 4% 10.6x 9.0x Gluskin Sheff + Associates Inc. GS 8.19 241 59% 5% (18%) 10.4x 7.7x Guardian Capital Group Ltd. GCG 17.28 432 85% 4% (6%) 20.6x 19.2x IGM Financial Inc. IGM 25.69 5 ,902 81% 9% (8%) 10.9x 10.0x Sprott Inc. SII 1 .90 486 66% 1% (13%) 21.1x 18.7x High $ 5,902 90% 13% 4% 21.1x 19.2x Low $ 241 59% 1% (28%) 8.4x 7.7x Mean $ 1,644 74% 7% (12%) 13.3x 12.1x Median $ 486 71% 5% (13%) 10.8x 9.5x European Alternative Asset Managers 3i Group plc III $ 12.17 $ 10,415 87% 21% 9% 7.6x 7.2x Ashmore Group plc ASHM 5 .11 3 ,394 83% 10% 4% 16.3x 14.5x Intermediate Capital Group plc ICP 13.08 3 ,733 79% 7% 4% 12.4x 12.6x Man Group Plc EMG 1.80 2,847 66% 2% (20%) 10.6x 8.8x Partners Group AG PGHN 699.14 1 7,429 86% 18% 5% 22.8x 20.8x High $ 17,429 87% 21% 9% 22.8x 20.8x Low $ 2,847 66% 2% (20%) 7.6x 7.2x Mean $ 7,564 80% 12% 0% 13.9x 12.8x Median $ 3,733 83% 10% 4% 12.4x 12.6x BERLIN - Reported FFO $ 4 3.93 $ 43,807 98% 16% 11% 11.3x 10.1x BERLIN - Core FFO $ 4 3.93 $ 43,807 98% 16% 11% 14.0x 12.6x Notes: Fully Diluted Market Cap is calculated as closing stock price times fully diluted shares (total common shares outstanding, plus any assumed exchangeable units or other ownership converted to common stock, plus the amount of any other in-the-money instruments which are convertible to common stock, such as stock options/awards, restricted stock and non-voting participating preferred stock); Performance is based on dividend-adjusted returns. Reported Funds from Operations per Share and Core Funds from Operations per Share are used for BERLIN in lieu of earnings per share; Core Funds from Operations excludes realized disposition gains. Source: FactSet, S&P Global Market Intelligence 22BERLIN Comparable Companies Analysis As of 2/15/19 ($Millions, except per share data) Fully % of Closing Diluted 52 Week % Return Price / EPS Company Name Ticker Price Market Cap High YTD 1-Year 2019E 2020E U.S. Alternative Asset Managers (1) (2) Apollo Global Management, LLC APO $ 3 0.24 $ 1 2,065 83% 22% (5%) 10.4x 9.9x Ares Management Corporation ARES 2 3.23 4,783 90% 33% 3% 15.0x 12.3x Blackstone Group L.P. BX 3 3.35 40,577 82% 13% 3% 12.3x 11.2x Carlyle Group L.P. CG 1 8.46 6,361 73% 18% (15%) 9.3x 7.7x Hamilton Lane Inc. HLNE 44.00 2,161 81% 21% 22% 21.6x 20.1x KKR & Co. Inc. KKR 2 3.53 19,332 82% 21% 8% 13.4x 13.1x Oaktree Capital Group, LLC OAK 41.89 6,582 97% 6% 7% 12.3x 11.0x Och-Ziff Capital Management Group OZM 13.30 650 47% 30% (45%) 3.7x 3.4x High $ 42,121 97% 33% 22% 21.6x 20.1x Low $ 650 6% (45%) (45%) 3.4x 3.4x Mean $ 11,564 79% 20% (3%) 12.3x 11.1x Median $ 6,632 40% 11% 3% 11.7x 11.1x Canadian Asset Managers AGF Management Ltd. AGF $ 4 .10 $ 283 71% 12% (17%) 10.8x n/a CI Financial Corp. CIX 1 4.56 3,268 63% 13% (28%) 8.4x 7.9x Fiera Capital Corporation FSZ 9.07 892 90% 5% 4% 10.6x 9.0x Gluskin Sheff + Associates Inc. GS 8.19 241 59% 5% (18%) 10.4x 7.7x Guardian Capital Group Ltd. GCG 17.28 432 85% 4% (6%) 20.6x 19.2x IGM Financial Inc. IGM 25.69 5 ,902 81% 9% (8%) 10.9x 10.0x Sprott Inc. SII 1 .90 486 66% 1% (13%) 21.1x 18.7x High $ 5,902 90% 13% 4% 21.1x 19.2x Low $ 241 59% 1% (28%) 8.4x 7.7x Mean $ 1,644 74% 7% (12%) 13.3x 12.1x Median $ 486 71% 5% (13%) 10.8x 9.5x European Alternative Asset Managers 3i Group plc III $ 12.17 $ 10,415 87% 21% 9% 7.6x 7.2x Ashmore Group plc ASHM 5 .11 3 ,394 83% 10% 4% 16.3x 14.5x Intermediate Capital Group plc ICP 13.08 3 ,733 79% 7% 4% 12.4x 12.6x Man Group Plc EMG 1.80 2,847 66% 2% (20%) 10.6x 8.8x Partners Group AG PGHN 699.14 1 7,429 86% 18% 5% 22.8x 20.8x High $ 17,429 87% 21% 9% 22.8x 20.8x Low $ 2,847 66% 2% (20%) 7.6x 7.2x Mean $ 7,564 80% 12% 0% 13.9x 12.8x Median $ 3,733 83% 10% 4% 12.4x 12.6x BERLIN - Reported FFO $ 4 3.93 $ 43,807 98% 16% 11% 11.3x 10.1x BERLIN - Core FFO $ 4 3.93 $ 43,807 98% 16% 11% 14.0x 12.6x Notes: Fully Diluted Market Cap is calculated as closing stock price times fully diluted shares (total common shares outstanding, plus any assumed exchangeable units or other ownership converted to common stock, plus the amount of any other in-the-money instruments which are convertible to common stock, such as stock options/awards, restricted stock and non-voting participating preferred stock); Performance is based on dividend-adjusted returns. Reported Funds from Operations per Share and Core Funds from Operations per Share are used for BERLIN in lieu of earnings per share; Core Funds from Operations excludes realized disposition gains. Source: FactSet, S&P Global Market Intelligence 22

BERLIN Sum of the Parts Analysis ($Millions) Value 2019E Multiple of Fees Fee related earnings $ 1 ,259.5 16.0x $ 20,152.8 Generated carried interest 680.0 7.0x 4,760.0 Sub-Total $ 1,939.5 $ 24,912.8 (1) Add: Invested Capital and Accumulated Carried Interest, Net 3 4,373.2 (2) Less: Net Debt (as of 12/31/18) (8,302.0) Total Value $ 50,984.0 Diluted shares (mm) (as of 12/31/18) 997 Value Per Share $ 51.13 2/15/19 Share Price $ 43.93 Value Per Share Sensitivity Fee Related Earnings (FRE) Multiple 14.0x 15.0x 16.0x 17.0x 18.0x 6.0x $ 47.92 $ 49.18 $ 50.45 $ 51.71 $ 52.97 6.5x $ 48.26 $ 49.52 $ 50.79 $ 52.05 $ 53.31 7.0x $ 48.60 $ 49.86 $ 51.13 $ 52.39 $ 53.65 7.5x $ 48.94 $ 50.20 $ 51.47 $ 52.73 $ 53.99 8.0x $ 49.28 $ 50.55 $ 51.81 $ 53.07 $ 54.34 Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet Note: Multiple ranges consistent with ranges utilized in OSLO Sum of the Parts analysis (1) Reflects the market value of BERLIN’s economic interest in its four flagship listed partnerships based on unit prices as of 2/15/19 ($23.7B); plus the IFRS values as of 12/31/18 of a) other listed assets ($1.9B), b) unlisted assets ($6.3B), and c) working capital ($1.1B); plus accumulated carried interest as of 12/31/18 ($1.7B, less 25% risk discount) (2) Reflects corporate borrowings ($6.4B) and perpetual preferred shares ($4.2B), less corporate cash and financial assets ($2.3B) 23 Generated Carried Interest MultipleBERLIN Sum of the Parts Analysis ($Millions) Value 2019E Multiple of Fees Fee related earnings $ 1 ,259.5 16.0x $ 20,152.8 Generated carried interest 680.0 7.0x 4,760.0 Sub-Total $ 1,939.5 $ 24,912.8 (1) Add: Invested Capital and Accumulated Carried Interest, Net 3 4,373.2 (2) Less: Net Debt (as of 12/31/18) (8,302.0) Total Value $ 50,984.0 Diluted shares (mm) (as of 12/31/18) 997 Value Per Share $ 51.13 2/15/19 Share Price $ 43.93 Value Per Share Sensitivity Fee Related Earnings (FRE) Multiple 14.0x 15.0x 16.0x 17.0x 18.0x 6.0x $ 47.92 $ 49.18 $ 50.45 $ 51.71 $ 52.97 6.5x $ 48.26 $ 49.52 $ 50.79 $ 52.05 $ 53.31 7.0x $ 48.60 $ 49.86 $ 51.13 $ 52.39 $ 53.65 7.5x $ 48.94 $ 50.20 $ 51.47 $ 52.73 $ 53.99 8.0x $ 49.28 $ 50.55 $ 51.81 $ 53.07 $ 54.34 Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet Note: Multiple ranges consistent with ranges utilized in OSLO Sum of the Parts analysis (1) Reflects the market value of BERLIN’s economic interest in its four flagship listed partnerships based on unit prices as of 2/15/19 ($23.7B); plus the IFRS values as of 12/31/18 of a) other listed assets ($1.9B), b) unlisted assets ($6.3B), and c) working capital ($1.1B); plus accumulated carried interest as of 12/31/18 ($1.7B, less 25% risk discount) (2) Reflects corporate borrowings ($6.4B) and perpetual preferred shares ($4.2B), less corporate cash and financial assets ($2.3B) 23 Generated Carried Interest Multiple

BERLIN Discounted Cash Flow Analysis (1) Assumptions Discount Rate Discount Date 12/31/18 Risk Free Rate 3.50% Discount Rate 10.65% Plus: Size Premium 0.00% Terminal Multiple 12.0x Plus: Equity Risk Premium 5.00% Plus: Industry Premium 2.15% Discount Rate 10.65% ($Millions) 12/31/18 2019E 2020E 2021E 2022E 2023E Fee related earnings $ - $ 1 ,260 $ 1 ,440 $ 1 ,650 $ 1 ,930 $ 2,160 Realized carried interest 200 290 240 390 1,030 Unlevered free cash flows $ - $ 1,460 $ 1 ,730 $ 1 ,890 $ 2 ,320 $ 3 ,190 Terminal Value $ - $ - $ - $ - $ - $ 38,286 Equity Value NPV Per Share Sensitivity Terminal Multiple PV of Unlevered Free Cash Flows $ 7 ,596 PV of Terminal Value 2 3,076 10.0x 11.0x 12.0x 13.0x 14.0x Sub-Total $ 30,672 7.0% $ 56.13 $ 58.41 $ 60.70 $ 6 2.98 $ 65.26 (2) Invested Capital 3 3,074 8.0% $ 5 4.85 $ 57.02 $ 59.20 $ 6 1.38 $ 63.55 Enterprise Value $ 63,747 9.0% $ 5 3.62 $ 55.70 $ 57.78 $ 59.86 $ 6 1.94 Shares (mm) (as of 12/31/18) 997 10.0% $ 5 2.46 $ 5 4.45 $ 5 6.44 $ 5 8.42 $ 60.41 Enterprise Value Per Share $ 6 3.93 11.0% $ 51.37 $ 53.26 $ 55.16 $ 5 7.06 $ 5 8.96 (3) Net Debt (as of 12/31/18) (8.33) (1) Value Per Share $ 55.60 NPV Per Share Sensitivity 2/15/19 Share Price $ 43.93 Annual Achievement of Unlevered Free Cash Flows Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet Note: Capital expenditures and depreciation & amortization largely relate to technology costs which are generally expensed as incurred and included within corporate cost expenses (fee related earnings is net of these costs), per BERLIN management; net working capital assumed to be flat over the forecast period, per BERLIN management (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2) Reflects the market value of BERLIN’s economic interest in its four flagship listed partnerships based on unit prices as of 2/15/19 ($23.7B); plus the IFRS values as of 12/31/18 of a) other listed assets ($1.9B), b) unlisted assets ($6.3B), and c) working capital ($1.1B) (3) Reflects corporate borrowings ($6.4B) and perpetual preferred shares ($4.2B), less corporate cash and financial assets ($2.3B) 24 Discount RateBERLIN Discounted Cash Flow Analysis (1) Assumptions Discount Rate Discount Date 12/31/18 Risk Free Rate 3.50% Discount Rate 10.65% Plus: Size Premium 0.00% Terminal Multiple 12.0x Plus: Equity Risk Premium 5.00% Plus: Industry Premium 2.15% Discount Rate 10.65% ($Millions) 12/31/18 2019E 2020E 2021E 2022E 2023E Fee related earnings $ - $ 1 ,260 $ 1 ,440 $ 1 ,650 $ 1 ,930 $ 2,160 Realized carried interest 200 290 240 390 1,030 Unlevered free cash flows $ - $ 1,460 $ 1 ,730 $ 1 ,890 $ 2 ,320 $ 3 ,190 Terminal Value $ - $ - $ - $ - $ - $ 38,286 Equity Value NPV Per Share Sensitivity Terminal Multiple PV of Unlevered Free Cash Flows $ 7 ,596 PV of Terminal Value 2 3,076 10.0x 11.0x 12.0x 13.0x 14.0x Sub-Total $ 30,672 7.0% $ 56.13 $ 58.41 $ 60.70 $ 6 2.98 $ 65.26 (2) Invested Capital 3 3,074 8.0% $ 5 4.85 $ 57.02 $ 59.20 $ 6 1.38 $ 63.55 Enterprise Value $ 63,747 9.0% $ 5 3.62 $ 55.70 $ 57.78 $ 59.86 $ 6 1.94 Shares (mm) (as of 12/31/18) 997 10.0% $ 5 2.46 $ 5 4.45 $ 5 6.44 $ 5 8.42 $ 60.41 Enterprise Value Per Share $ 6 3.93 11.0% $ 51.37 $ 53.26 $ 55.16 $ 5 7.06 $ 5 8.96 (3) Net Debt (as of 12/31/18) (8.33) (1) Value Per Share $ 55.60 NPV Per Share Sensitivity 2/15/19 Share Price $ 43.93 Annual Achievement of Unlevered Free Cash Flows Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet Note: Capital expenditures and depreciation & amortization largely relate to technology costs which are generally expensed as incurred and included within corporate cost expenses (fee related earnings is net of these costs), per BERLIN management; net working capital assumed to be flat over the forecast period, per BERLIN management (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2) Reflects the market value of BERLIN’s economic interest in its four flagship listed partnerships based on unit prices as of 2/15/19 ($23.7B); plus the IFRS values as of 12/31/18 of a) other listed assets ($1.9B), b) unlisted assets ($6.3B), and c) working capital ($1.1B) (3) Reflects corporate borrowings ($6.4B) and perpetual preferred shares ($4.2B), less corporate cash and financial assets ($2.3B) 24 Discount Rate

BERLIN Discounted Cash Flow Analysis Illustrative Forecast Achievement Sensitivities • The illustrative analysis below shows the implied price per share based on (a) various levels of annual achievement of forecasted unlevered free cash flows, ranging from 80% to 120%, (b) a range of terminal multiples applied to the forecasted unlevered free cash flows, and (c) a range of discount rates Unlevered Free Cash Flows ($Millions) % Achievement 2019E 2020E 2021E 2022E 2023E 80.0% $ 1,168 $ 1,384 $ 1,512 $ 1,856 $ 2,552 90.0% 1,314 1,557 1,701 2,088 2,871 100.0% 1,460 1,730 1,890 2,320 3,190 110.0% 1,606 1,903 2,079 2,552 3,510 120.0% 1,751 2,076 2,268 2,783 3,829 (2) (1) NPV Per Share Sensitivity NPV Per Share Sensitivity Annual Achievement of Unlevered Free Cash Flows Annual Achievement of Unlevered Free Cash Flows 80.0% 90.0% 100.0% 110.0% 120.0% 80.0% 90.0% 100.0% 110.0% 120.0% 10.0x $ 46.36 $ 49.05 $ 51.74 $ 54.43 $ 57.12 7.0% $ 53.52 $ 57.11 $ 60.70 $ 64.28 $ 67.87 11.0x $ 47.91 $ 50.79 $ 53.67 $ 56.55 $ 59.44 8.0% $ 52.33 $ 55.76 $ 59.20 $ 62.63 $ 66.07 12.0x $ 49.45 $ 52.52 $ 55.60 $ 58.68 $ 61.75 9.0% $ 51.19 $ 54.49 $ 57.78 $ 61.08 $ 64.37 13.0x $ 50.99 $ 54.26 $ 57.53 $ 60.80 $ 64.07 10.0% $ 50.12 $ 53.28 $ 56.44 $ 59.60 $ 62.76 14.0x $ 52.53 $ 56.00 $ 59.46 $ 62.92 $ 66.38 11.0% $ 49.10 $ 52.13 $ 55.16 $ 58.19 $ 61.23 Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet (1) Reflects terminal multiple of 12.0x (2) Reflects discount rate of 10.65% 25 Discount Rate Terminal MultipleBERLIN Discounted Cash Flow Analysis Illustrative Forecast Achievement Sensitivities • The illustrative analysis below shows the implied price per share based on (a) various levels of annual achievement of forecasted unlevered free cash flows, ranging from 80% to 120%, (b) a range of terminal multiples applied to the forecasted unlevered free cash flows, and (c) a range of discount rates Unlevered Free Cash Flows ($Millions) % Achievement 2019E 2020E 2021E 2022E 2023E 80.0% $ 1,168 $ 1,384 $ 1,512 $ 1,856 $ 2,552 90.0% 1,314 1,557 1,701 2,088 2,871 100.0% 1,460 1,730 1,890 2,320 3,190 110.0% 1,606 1,903 2,079 2,552 3,510 120.0% 1,751 2,076 2,268 2,783 3,829 (2) (1) NPV Per Share Sensitivity NPV Per Share Sensitivity Annual Achievement of Unlevered Free Cash Flows Annual Achievement of Unlevered Free Cash Flows 80.0% 90.0% 100.0% 110.0% 120.0% 80.0% 90.0% 100.0% 110.0% 120.0% 10.0x $ 46.36 $ 49.05 $ 51.74 $ 54.43 $ 57.12 7.0% $ 53.52 $ 57.11 $ 60.70 $ 64.28 $ 67.87 11.0x $ 47.91 $ 50.79 $ 53.67 $ 56.55 $ 59.44 8.0% $ 52.33 $ 55.76 $ 59.20 $ 62.63 $ 66.07 12.0x $ 49.45 $ 52.52 $ 55.60 $ 58.68 $ 61.75 9.0% $ 51.19 $ 54.49 $ 57.78 $ 61.08 $ 64.37 13.0x $ 50.99 $ 54.26 $ 57.53 $ 60.80 $ 64.07 10.0% $ 50.12 $ 53.28 $ 56.44 $ 59.60 $ 62.76 14.0x $ 52.53 $ 56.00 $ 59.46 $ 62.92 $ 66.38 11.0% $ 49.10 $ 52.13 $ 55.16 $ 58.19 $ 61.23 Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet (1) Reflects terminal multiple of 12.0x (2) Reflects discount rate of 10.65% 25 Discount Rate Terminal Multiple

IV. BERLIN Stock-Related DataIV. BERLIN Stock-Related Data

BERLIN NYSE Stock Price History As of 2/15/19 20-Year NYSE Price History $50.00 April 2013: June 2016: Spin-off of Spin-off of January 2008: $45.00 BERLIN BERLIN Spin-off of Property Business BERLIN Partners Partners $40.00 Infrastructure Partners September 2011: BERLIN $35.00 Renewable Partners $30.00 established November 2005: BERLIN $25.00 name officially changed from $20.00 Brascan Corp. December $15.00 2000: BERLIN $10.00 listed on the NYSE $5.00 $- 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 Global Financial Crisis ‘14-’16 Global Crude Oil Glut Source: Company website, FactSet 27 Adjusted Stock PriceBERLIN NYSE Stock Price History As of 2/15/19 20-Year NYSE Price History $50.00 April 2013: June 2016: Spin-off of Spin-off of January 2008: $45.00 BERLIN BERLIN Spin-off of Property Business BERLIN Partners Partners $40.00 Infrastructure Partners September 2011: BERLIN $35.00 Renewable Partners $30.00 established November 2005: BERLIN $25.00 name officially changed from $20.00 Brascan Corp. December $15.00 2000: BERLIN $10.00 listed on the NYSE $5.00 $- 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 Global Financial Crisis ‘14-’16 Global Crude Oil Glut Source: Company website, FactSet 27 Adjusted Stock Price

BERLIN Stock Price Performance As of 2/15/19 One-Year Stock Price Performance 30.0% BERLIN OSLO Canadian Asset Managers U.S. Alternative Asset Managers Dow Jones U.S. Financial Services Index S&P 500 20.0% 10.6% European Alternative Asset Managers 6.6% 10.0% 3.6% 1.2% 0.0% (1.4)% (1.9)% (10.0%) (11.0)% (20.0%) (30.0%) Feb-18 Apr-18 May-18 Jul-18 Sep-18 Nov-18 Dec-18 Feb-19 Three-Year Stock Price Performance 160.0% BERLIN OSLO Canadian Asset Managers 140.0% U.S. Alternative Asset Managers Dow Jones U.S. Financial Services Index S&P 500 120.0% European Alternative Asset Managers 103.0% 100.0% 77.8% 80.0% 75.4% 60.0% 57.9% 55.6% 40.0% 28.6% 20.0% 12.3% 0.0% (20.0%) Note: Canadian Asset Managers includes AGF, CI Financial, Fiera, Gluskin Sheff, Guardian Capital, IGM Financial, and Sprott. U.S. Alternative Asset Managers includes Apollo, Ares, Blackstone, Carlyle, Hamilton Lane, KKR, Oaktree, Och-Ziff. European Alternative Asset Managers includes 3i, Ashmore, Intermediate Capital, Man Group, and Partners Group; stock price returns are dividend-adjusted Source: FactSet 28BERLIN Stock Price Performance As of 2/15/19 One-Year Stock Price Performance 30.0% BERLIN OSLO Canadian Asset Managers U.S. Alternative Asset Managers Dow Jones U.S. Financial Services Index S&P 500 20.0% 10.6% European Alternative Asset Managers 6.6% 10.0% 3.6% 1.2% 0.0% (1.4)% (1.9)% (10.0%) (11.0)% (20.0%) (30.0%) Feb-18 Apr-18 May-18 Jul-18 Sep-18 Nov-18 Dec-18 Feb-19 Three-Year Stock Price Performance 160.0% BERLIN OSLO Canadian Asset Managers 140.0% U.S. Alternative Asset Managers Dow Jones U.S. Financial Services Index S&P 500 120.0% European Alternative Asset Managers 103.0% 100.0% 77.8% 80.0% 75.4% 60.0% 57.9% 55.6% 40.0% 28.6% 20.0% 12.3% 0.0% (20.0%) Note: Canadian Asset Managers includes AGF, CI Financial, Fiera, Gluskin Sheff, Guardian Capital, IGM Financial, and Sprott. U.S. Alternative Asset Managers includes Apollo, Ares, Blackstone, Carlyle, Hamilton Lane, KKR, Oaktree, Och-Ziff. European Alternative Asset Managers includes 3i, Ashmore, Intermediate Capital, Man Group, and Partners Group; stock price returns are dividend-adjusted Source: FactSet 28

BERLIN NYSE Rolling 60-Trading Day Price Change As of 2/15/19 BERLIN’s stock experienced the greatest volatility through the financial crisis, with greatest positive and greatest negative change in stock price occurring in 2009 and 2008, respectively NYSE Rolling 60-Trading Day Price Change (%) 60.0% 40.0% 20.0% 0.0% (20.0%) (40.0%) 1999 - 2019 Excluding 2007-2008 High 53.7% High 53.7% Low (59.9%) Low (27.1%) (60.0%) Mean 4.5% Mean 5.4% Median 4.9% Median 5.1% (80.0%) 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 Source: Company website, FactSet 29 60-Day Price Change (%)BERLIN NYSE Rolling 60-Trading Day Price Change As of 2/15/19 BERLIN’s stock experienced the greatest volatility through the financial crisis, with greatest positive and greatest negative change in stock price occurring in 2009 and 2008, respectively NYSE Rolling 60-Trading Day Price Change (%) 60.0% 40.0% 20.0% 0.0% (20.0%) (40.0%) 1999 - 2019 Excluding 2007-2008 High 53.7% High 53.7% Low (59.9%) Low (27.1%) (60.0%) Mean 4.5% Mean 5.4% Median 4.9% Median 5.1% (80.0%) 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 Source: Company website, FactSet 29 60-Day Price Change (%)

BERLIN Liquidity Overview As of 2/15/19 Dollar Values in Thousands, Except per Share Amounts and Volume Deal Assumptions: Deal Price $48.25 (1) OSLO Class A Units (mm) 71.7 Consideration Paid in Cash 50.0% Total Consideration Paid in Stock $1,728,567 Last 5 Days Last 5 Days Average Daily Deal Value / Current Market Average Daily Average Daily Market Value Average Daily Company Value Stock Volume Stock Price Traded Market Value OSLO - Stand Alone $3,001,419 1 87,432 $42.44 $7,955 217 Days to Trade Out of Position BERLIN - Stand Alone $43,806,996 2 ,501,941 $43.29 $108,309 16 Days to Trade Out of Position (2) BERLIN - Pro Forma $45,535,563 $116,264 15 Days to Trade Out of Position Last 30 Days Last 30 Days Average Daily Deal Value / Current Market Average Daily Average Daily Market Value Average Daily Company Value Stock Volume Stock Price Traded Market Value OSLO - Stand Alone $3,001,419 193,152 $41.26 $7,969 217 Days to Trade Out of Position BERLIN - Stand Alone $43,806,996 2 ,089,954 $42.18 $88,152 20 Days to Trade Out of Position (2) BERLIN - Pro Forma $45,535,563 $96,121 18 Days to Trade Out of Position Last 3 Months Last 90 Days Average Daily Deal Value / Current Market Average Daily Average Daily Market Value Average Daily Company Value Stock Volume Stock Price Traded Market Value OSLO - Stand Alone $3,001,419 264,760 $41.05 $10,867 159 Days to Trade Out of Position BERLIN - Stand Alone $43,806,996 2 ,352,061 $41.74 $98,179 18 Days to Trade Out of Position (2) BERLIN - Pro Forma $45,535,563 $109,047 16 Days to Trade Out of Position Source: FactSet Note: BERLIN stock volume reflects volume for both NYSE and TSX exchanges (1) Reflects 71.7 million Class A units held by public (2) Total market value for the pro forma company is the sum of buyer's Stand Alone and the Deal Value; the Average Daily Market Value Traded for the pro forma company is estimated to be the sum of the current values for each stand alone company 30BERLIN Liquidity Overview As of 2/15/19 Dollar Values in Thousands, Except per Share Amounts and Volume Deal Assumptions: Deal Price $48.25 (1) OSLO Class A Units (mm) 71.7 Consideration Paid in Cash 50.0% Total Consideration Paid in Stock $1,728,567 Last 5 Days Last 5 Days Average Daily Deal Value / Current Market Average Daily Average Daily Market Value Average Daily Company Value Stock Volume Stock Price Traded Market Value OSLO - Stand Alone $3,001,419 1 87,432 $42.44 $7,955 217 Days to Trade Out of Position BERLIN - Stand Alone $43,806,996 2 ,501,941 $43.29 $108,309 16 Days to Trade Out of Position (2) BERLIN - Pro Forma $45,535,563 $116,264 15 Days to Trade Out of Position Last 30 Days Last 30 Days Average Daily Deal Value / Current Market Average Daily Average Daily Market Value Average Daily Company Value Stock Volume Stock Price Traded Market Value OSLO - Stand Alone $3,001,419 193,152 $41.26 $7,969 217 Days to Trade Out of Position BERLIN - Stand Alone $43,806,996 2 ,089,954 $42.18 $88,152 20 Days to Trade Out of Position (2) BERLIN - Pro Forma $45,535,563 $96,121 18 Days to Trade Out of Position Last 3 Months Last 90 Days Average Daily Deal Value / Current Market Average Daily Average Daily Market Value Average Daily Company Value Stock Volume Stock Price Traded Market Value OSLO - Stand Alone $3,001,419 264,760 $41.05 $10,867 159 Days to Trade Out of Position BERLIN - Stand Alone $43,806,996 2 ,352,061 $41.74 $98,179 18 Days to Trade Out of Position (2) BERLIN - Pro Forma $45,535,563 $109,047 16 Days to Trade Out of Position Source: FactSet Note: BERLIN stock volume reflects volume for both NYSE and TSX exchanges (1) Reflects 71.7 million Class A units held by public (2) Total market value for the pro forma company is the sum of buyer's Stand Alone and the Deal Value; the Average Daily Market Value Traded for the pro forma company is estimated to be the sum of the current values for each stand alone company 30

OSLO / BERLIN Shareholder Overlap

- OSLO and BERLIN have 137 overlapping shareholders
  - Investors in OSLO's Class A units own 32.2% of BERLIN's shares
  - Investors in BERLIN's shares own 42.3% of OSLO's Class A units

OSLO Institutional Shareholders		
	Ownership	
	OSLO	BERLIN
Shareholder	% Class A	%
Fidelity Management & Research Co.	7.1%	0.1%
Capital Research & Management Co. (World Investors)	5.3%	0.4%
Mackenzie Financial Corp.	3.8%	1.2%
Invesco Canada Ltd.	3.2%	0.8%
Ariel Investments LLC	2.9%	
T. Rowe Price Associates, Inc.	2.8%	0.1%
BAMCO, Inc.	2.7%	0.1%
EdgePoint Investment Group, Inc.	2.4%	0.1%
Artisan Partners LP	1.9%	
Waddell & Reed Investment Management Co.	1.9%	
Principal Global Investors LLC	1.6%	2.5%
Markel-Gayner Asset Management Corp.	1.4%	0.6%
Morgan Stanley Smith Barney LLC (Private Banking)	1.4%	0.1%
Royce & Associates LP	1.3%	
Davis Selected Advisers LP	1.3%	
Thornburg Investment Management, Inc.	1.3%	
Ardevora Asset Management LLP	1.3%	
Goldman Sachs & Co. LLC (Private Banking)	1.2%	0.0%
I.G. International Management Ltd.	1.1%	
BLI - Banque de Luxembourg Investments SA	0.9%	
Top 20 Institutional Owners	**46.7%**	**6.0%**
Other Institutional Owners	16.7%	26.2%
Total Institutional Ownership	**63.4%**	**32.2%**
Other Owners	34.7%	
Short Interest	(1.9%)	
Total Shares Outstanding	**100.0%**	

BERLIN Institutional Shareholders		
	Ownership	
	BERLIN	OSLO
Shareholder	%	% Class A
Brookfield Asset Management PIC Canada LP	8.6%	0.4%
RBC Global Asset Management, Inc.	4.8%	0.0%
Principal Global Investors LLC	2.5%	1.6%
TD Asset Management, Inc.	2.5%	
BMO Asset Management, Inc.	2.2%	
The Vanguard Group, Inc.	2.1%	
1832 Asset Management LP	2.1%	0.3%
RBC Dominion Securities, Inc. (Investment Management)	2.0%	0.0%
Fidelity (Canada) Asset Management ULC	1.9%	
Beutel, Goodman & Co. Ltd.	1.5%	
First Manhattan Co.	1.4%	0.0%
Mackenzie Financial Corp.	1.2%	3.8%
CIBC Asset Management, Inc.	1.2%	
Manulife Asset Management Ltd.	1.2%	
Franklin Templeton Investments Corp.	1.2%	0.1%
Jarislowsky, Fraser Ltd.	1.1%	
OMERS Administration Corp.	1.0%	
Mawer Investment Management Ltd.	0.9%	
CIBC World Markets, Inc.	0.9%	0.0%
SQ Advisors LLC	0.9%	
Top 20 Institutional Owners	**41.4%**	**6.3%**
Other Institutional Owners	24.0%	36.0%
Total Institutional Ownership	**65.3%**	**42.3%**
Other Owners	34.0%	
Short Interest	(0.7%)	
Total Shares Outstanding	**100.0%**	

Source: FactSet as of 2/8/19

SANDLER O'NEILL + PARTNERS 31

Review of Transactions With Caps & Collars • Reviewed acquisitions announced since 1/1/09 with U.S.-based targets – 33,312 total transactions – In 618 of these transactions, 20% - 50% of the transaction consideration was paid in stock – Of these transactions, 15 were structured with caps & collars – 7 of these transactions involved more than $100M in transaction value and are shown below ($Millions, except per share data) Acquirer Price Price % Range Stock Consid. Announce Deal Cash (% of Price 1 Day Price Floor Price Cap (Cap to as % of Buyer Acquirer/ Target Date Value Cash & Stock) Prior Floor Range Cap Range Floor) Mkt Cap Walt Disney Company/Twenty-First Century Fox, Inc. 12/14/2017 $ 71,104 50% $ 1 07.61 $ 93.53 (13%) $ 1 14.32 6% 22% 22% Discovery Communications, Inc./Scripps Networks Interactive, Inc. 7/31/2017 11,768 70% 26.80 2 2.32 (17%) 28.70 7% 29% 23% AT&T Inc./Time Warner Inc. 10/22/2016 84,762 50% 37.49 3 7.41 (0%) 4 1.35 10% 11% 14% NorthStar Realty Finance Corp./Griffin-American Healthcare REIT II, Inc. 8/5/2014 3,377 67% 1 6.14 16.00 (1%) 2 0.17 25% 26% 36% Verizon Communications Inc./Cellco Partnership d/b/a Verizon Wireless 9/2/2013 127,748 49% 47.38 4 7.00 (1%) 5 1.00 8% 9% 45% Consolidated Communications Holdings, Inc./SureWest Communications 2/6/2012 330 50% 19.25 16.36 (15%) 22.14 15% 35% 29% Sykes Enterprises, Inc./ICT Group, Inc. 10/6/2009 256 50% 2 0.15 19.33 (4%) 22.47 11% 16% 15% High 70% (0%) 25% 35% 45% Low 49% (17%) 6% 9% 14% Mean 55% (7%) 12% 21% 26% Median 50% (4%) 10% 22% 23% Source: S&P Global Market Intelligence 32Review of Transactions With Caps & Collars • Reviewed acquisitions announced since 1/1/09 with U.S.-based targets – 33,312 total transactions – In 618 of these transactions, 20% - 50% of the transaction consideration was paid in stock – Of these transactions, 15 were structured with caps & collars – 7 of these transactions involved more than $100M in transaction value and are shown below ($Millions, except per share data) Acquirer Price Price % Range Stock Consid. Announce Deal Cash (% of Price 1 Day Price Floor Price Cap (Cap to as % of Buyer Acquirer/ Target Date Value Cash & Stock) Prior Floor Range Cap Range Floor) Mkt Cap Walt Disney Company/Twenty-First Century Fox, Inc. 12/14/2017 $ 71,104 50% $ 1 07.61 $ 93.53 (13%) $ 1 14.32 6% 22% 22% Discovery Communications, Inc./Scripps Networks Interactive, Inc. 7/31/2017 11,768 70% 26.80 2 2.32 (17%) 28.70 7% 29% 23% AT&T Inc./Time Warner Inc. 10/22/2016 84,762 50% 37.49 3 7.41 (0%) 4 1.35 10% 11% 14% NorthStar Realty Finance Corp./Griffin-American Healthcare REIT II, Inc. 8/5/2014 3,377 67% 1 6.14 16.00 (1%) 2 0.17 25% 26% 36% Verizon Communications Inc./Cellco Partnership d/b/a Verizon Wireless 9/2/2013 127,748 49% 47.38 4 7.00 (1%) 5 1.00 8% 9% 45% Consolidated Communications Holdings, Inc./SureWest Communications 2/6/2012 330 50% 19.25 16.36 (15%) 22.14 15% 35% 29% Sykes Enterprises, Inc./ICT Group, Inc. 10/6/2009 256 50% 2 0.15 19.33 (4%) 22.47 11% 16% 15% High 70% (0%) 25% 35% 45% Low 49% (17%) 6% 9% 14% Mean 55% (7%) 12% 21% 26% Median 50% (4%) 10% 22% 23% Source: S&P Global Market Intelligence 32

V. Proposed Future Liquidity for Management's/Founders’ Retained EquityV. Proposed Future Liquidity for Management's/Founders’ Retained Equity

Current Proposal for Future Liquidity of Management's/Founders' Retained Equity

Future Liquidity for Management Units Retained at Closing

- Each year starting January 2022, Group A owners[(1)] and Group B owners[(2)] may put up to 20% and 12.5%, respectively, of their OSLO Holdings units retained at closing (collectively, the "OSLO Equity Interests")
  - The maximum percentage of the OSLO Equity Interests at closing that BERLIN can be required to purchase is as follows:
    - 20% at first Liquidity Election Period (January 2022)
    - 25% at second Liquidity Election Period (January 2023)
    - 30% at third Liquidity Election Period (January 2024)
    - 35% at fourth Liquidity Election Period (January 2025) and thereafter
  - Consideration for such unit sale will be payable in a combination of cash, BERLIN shares (subject to an effective registration statement), and three-year notes bearing an interest rate equal to the yield of the U.S. 5-Year Treasury Note plus 300 bps
    - No more than 50% of such payments may be satisfied with notes in respect of the first $500M of liquidity per year, and all payments thereafter may be satisfied in notes at BERLIN's sole discretion

Source: Term sheet (OSLO Draft) dated 2/14/19
(1) Group A will be comprised of seven individuals: Howard Marks, Bruce Karsh, Jay Wintrob, John Frank, Sheldon Stone, Richard Masson, and Larry Keele
(2) Group B to be split between current and former employees

SANDLER O'NEILL + PARTNERS 34

Current Proposal for Future Liquidity of Management's/Founders' Retained Equity (cont'd)

Future Value of Management's/ Founders' Retained OSLO Units	• The equity value per OSLO Equity Interest unit will be calculated as (A*D + B*E + C)/F, where: – "A" is the average of Base Management Fee Earnings (defined as OSLO's current reporting of fee related earnings over the three fiscal years immediately preceding the applicable Liquidity Election Period[1]; **(this provision represents an open issue)** – "B" is the average of incentive fee earnings over the three fiscal years immediately preceding the applicable Liquidity Election Period – "C" is the net asset value of OSLO's investments reported in its financial statements consistent with past practice, subject to an appropriate working capital adjustment[2] – "D" is 13.5x – "E" is 6.75x – "F" is the fully diluted number of equity interests in OSLO • BERLIN has the right to terminate this liquidity mechanism upon 36 months' notice
Tax Receivable Agreement	• The existing TRA will remain in place and be paid out pursuant to the TRA Agreement in accordance with the existing amortization schedule and assuming full utilization of the amortized tax benefit in each year • An amount of $66 million per year will be paid by BERLIN on the 1st, 2nd, and 3rd anniversary of Closing to TRA beneficiaries in satisfaction of TRA amounts created from future sales / exchanges of OSLO Holdings units (including TRA created from the initial transaction)

Source: Term sheet (OSLO Draft) dated 2/14/19

(1) Except for the first Liquidity Election Period starting on January 1, 2022, when "A" shall be calculated as the average of Base Management Fee Earnings over the last two fiscal years

(2) "C" is calculated as Cash and cash equivalents, plus U.S. Treasury and other securities, plus Corporate investments (100%), plus Accrued net carry (75%), minus Debt obligations, minus Capital attributable to OCG preferred unitholders; such definition will exclude any cash reserved for OSLO's GP undrawn capital commitments

SANDLER O'NEILL + PARTNERS 35

Post-Closing Governance of the OSLO Entities

Post-Closing Governance of the OSLO Entities

- Upon closing, governance of the OSLO operating entities will be effected through a Board and an Operating Committee
  - The Board will be comprised of members appointed by BERLIN (50%) and members appointed by the Founders/Management group (50%). It will oversee:
    - Management of the business, including the strategic direction of the business
    - The management team
    - Approval of the annual budget and update to the five-year business plan
  - The Operating Committee will be comprised of a majority of individuals appointed by the Founders/ Management Group and the remainder by BERLIN. It will oversee:
    - The day-to-day operations of the business
    - The implementation of the annual budget and business plan
  - BERLIN will have the right to require that membership on the Board and Operating Committee be allocated based on proportionate ownership at the earliest of i) the 7th anniversary of closing ii) such time that Howard Marks ("HM") and Bruce Karsh ("BK") collectively owning less than a TBD number of outstanding units and iii) HM and BK no longer being actively and substantially involved in the day-to-day affairs of the business (other than through the death of one)
  - Following closing, OSLO will be permitted to establish an additional compensation plan for its current employees of OSLO (excluding HM and BK) which will be excluded from the definition of Base Management Fee Earnings for the purposes of calculating future liquidity value
  - BERLIN will have a ~13% voting interest in the OSLO operating entities

Source: Term sheet (OSLO Draft) dated 2/14/19

SANDLER O'NEILL + PARTNERS 36

Review of Future Liquidity Provisions

Base Management Fee Earnings Excluding Equity Based Comp, Consistent with OSLO Public Reporting

Assumptions	
Base Management Fee Earnings Multiple	13.50x
Incentive Fee Earnings Multiple	6.75x
Risk Discount to Accrued Carry	25.0%
Discount Rate	11.61%

Discount Rate[1]	
Risk Free Rate	3.50%
Plus: Size Premium	0.96%
Plus: Equity Risk Premium	5.00%
Plus: Industry Premium	2.15%
Discount Rate	11.61%

($Millions)	2016A	2017A	2018A	2019E	2020E	1st Liquidity Election Period 2021E	2nd Liquidity Election Period 2022E	3rd Liquidity Election Period 2023E
Base Management Fee Earnings								
Fee related earnings	$ 317	$ 291	$ 228	$ 276	$ 342	$ 323	$ 458	$ 539
Less: Equity based compensation								
Base Management Fee Earnings	$ 317	$ 291	$ 228	$ 276	$ 342	$ 323	$ 458	$ 539
Applicable average of Base Management Fee Earnings						*$ 333*	*$ 375*	*$ 440*
Applicable multiple						*13.50x*	*13.50x*	*13.50x*
Value of Base Management Fee Earnings						$ 4,494	$ 5,059	$ 5,945
Incentive Fee Earnings								
Incentive fee earnings	$ 325	$ 307	$ 307	$ 311	$ 365	$ 454	$ 539	$ 602
Applicable average of Incentive fee earnings						*$ 377*	*$ 453*	*$ 532*
Applicable multiple						*6.75x*	*6.75x*	*6.75x*
Value of Incentive fee earnings						$ 2,545	$ 3,057	$ 3,589
Add: Balance Sheet NAV[2]						$ 3,215	$ 3,723	$ 4,219
Total Value						$ 10,254	$ 11,839	$ 13,753
Total Units (mm)						157.1	157.1	157.1
Nominal Value Per Unit						$ 65.25	$ 75.34	$ 87.52
NPV Per Unit						**$ 46.92**	**$ 48.54**	**$ 50.52**

Source: OSLO 5-Year Plan, as provided by OSLO management, subject to further discussion with OSLO management; public filings
(1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator
(2) Reflects cash and cash equivalents, plus U.S. Treasury and other securities, plus corporate investments, plus accrued net carry (less 25% risk discount), less debt obligations, less preferred

SANDLER O'NEILL + PARTNERS 37

Review of Future Liquidity Provisions Illustrative Forecast Achievement and Discount Rate Sensitivity • The illustrative analysis below shows the implied price per unit at the Third Liquidity Election Period (January 2024) based on (a) various levels of annual achievement of forecasted Base Management Fee Earnings and incentive fee earnings, ranging from 80% to 120% and (b) a range of discount rates Incentive Fee Earnings Base Management Fee Earnings ($Millions) ($Millions) % Achievement 2019E 2020E 2021E 2022E 2023E % Achievement 2019E 2020E 2021E 2022E 2023E 80.0% $ 220.8 $ 273.9 $ 258.7 $ 366.8 $ 431.3 80.0% $ 248.8 $ 292.4 $ 363.5 $ 431.1 $ 481.6 90.0% 2 48.4 3 08.1 291.1 412.6 4 85.2 90.0% 2 79.9 3 28.9 4 09.0 4 85.0 541.8 100.0% 276.0 3 42.3 323.4 4 58.5 539.2 100.0% 3 11.0 365.5 454.4 538.9 6 02.0 110.0% 3 03.6 376.6 3 55.8 5 04.3 5 93.1 110.0% 3 42.1 4 02.0 499.9 5 92.8 662.2 120.0% 3 31.2 410.8 388.1 550.1 647.0 120.0% 3 73.2 438.5 5 45.3 646.7 7 22.4 Third Liquidity Election Period - NPV Per Unit Sensitivity % Achievement of Base & Incentive Fee Earnings Forecast 80.0% 90.0% 100.0% 110.0% 120.0% 10.0% $ 46.80 $ 50.57 $ 54.33 $ 58.10 $ 61.86 11.0% $ 44.73 $ 48.33 $ 51.93 $ 55.53 $ 59.13 12.0% $ 42.76 $ 46.21 $ 49.65 $ 53.09 $ 56.53 13.0% $ 40.90 $ 44.20 $ 47.49 $ 50.78 $ 54.07 14.0% $ 39.14 $ 42.29 $ 45.44 $ 48.59 $ 51.74 • Assuming the base case forecast and assumptions on the previous page, if Base Management Fee Earnings is reduced by OSLO's forecasted equity based compensation of $70 million in 2023P, then the implied net present value per unit for the Third Liquidity Election Period would be $47.27 Source: OSLO 5-Year Plan, as provided by OSLO management, subject to further discussion with OSLO management; public filings 38 Discount RateReview of Future Liquidity Provisions Illustrative Forecast Achievement and Discount Rate Sensitivity • The illustrative analysis below shows the implied price per unit at the Third Liquidity Election Period (January 2024) based on (a) various levels of annual achievement of forecasted Base Management Fee Earnings and incentive fee earnings, ranging from 80% to 120% and (b) a range of discount rates Incentive Fee Earnings Base Management Fee Earnings ($Millions) ($Millions) % Achievement 2019E 2020E 2021E 2022E 2023E % Achievement 2019E 2020E 2021E 2022E 2023E 80.0% $ 220.8 $ 273.9 $ 258.7 $ 366.8 $ 431.3 80.0% $ 248.8 $ 292.4 $ 363.5 $ 431.1 $ 481.6 90.0% 2 48.4 3 08.1 291.1 412.6 4 85.2 90.0% 2 79.9 3 28.9 4 09.0 4 85.0 541.8 100.0% 276.0 3 42.3 323.4 4 58.5 539.2 100.0% 3 11.0 365.5 454.4 538.9 6 02.0 110.0% 3 03.6 376.6 3 55.8 5 04.3 5 93.1 110.0% 3 42.1 4 02.0 499.9 5 92.8 662.2 120.0% 3 31.2 410.8 388.1 550.1 647.0 120.0% 3 73.2 438.5 5 45.3 646.7 7 22.4 Third Liquidity Election Period - NPV Per Unit Sensitivity % Achievement of Base & Incentive Fee Earnings Forecast 80.0% 90.0% 100.0% 110.0% 120.0% 10.0% $ 46.80 $ 50.57 $ 54.33 $ 58.10 $ 61.86 11.0% $ 44.73 $ 48.33 $ 51.93 $ 55.53 $ 59.13 12.0% $ 42.76 $ 46.21 $ 49.65 $ 53.09 $ 56.53 13.0% $ 40.90 $ 44.20 $ 47.49 $ 50.78 $ 54.07 14.0% $ 39.14 $ 42.29 $ 45.44 $ 48.59 $ 51.74 • Assuming the base case forecast and assumptions on the previous page, if Base Management Fee Earnings is reduced by OSLO's forecasted equity based compensation of $70 million in 2023P, then the implied net present value per unit for the Third Liquidity Election Period would be $47.27 Source: OSLO 5-Year Plan, as provided by OSLO management, subject to further discussion with OSLO management; public filings 38 Discount Rate

VI. AppendixVI. Appendix

Review of BERLIN Historical 5- and 10-Year Plans • Since 2013, BERLIN has released a 5-year business plan each year for its Investor Days. Below, we show the evolution of those 5-year plans from 2013-2018 and compare the plans’ fee related earnings projections to actual results for 2018 and BERLIN’s 2018 5-year business plan projections for 2019P-2022P Comparison of BERLIN’s Annual 5-Year Business Plans to Actual 2018 and BERLIN’s 2018 5-Year Business Plan ($Millions) 2013 2014 2015 2016 2017 5-Yr Plan 5-Yr Plan 5-Yr Plan 5-Yr Plan 5-Yr Plan Metric 2018P 2019P 2020P 2021P 2022P Fee Related Earnings - Plan $ 675 $ 875 $ 1,130 $ 1 ,455 $ 1 ,689 Fee Related Earnings - 2018 Actual / Plan 1,129 1,260 1,440 1,650 1 ,930 Outperformance (Actual / Forecasted) $ 454 $ 385 $ 310 $ 195 $ 241 • In 2012, BERLIN released a 10-year business plan. Below, we compare the plan metrics for 2017P and 2022P to 2017 actual financial results and the revised 2022P plan metrics from the 2017 5-year plan BERLIN’s 2012 10-Year Plan Versus Actuals (for 2017) and 2017 5-Year Plan (for 2022) ($Millions; Fee Bearing Capital in $Billions) 2012 2017 Performance Over Actual 10-Yr Plan Actual 5-Yr Plan Results / Updated Plan Metric 2017P 2022P 2017A 2022P 2017 2022 Fee Bearing Capital $ 70 $ 115 $ 126 $ 204 $ 56 89 Fee Revenues 1,420 2,670 1,475 2,815 55 145 Funds from Operations 3,200 5,900 3,810 n/a 610 n/a Source: BERLIN analyst day presentations 40Review of BERLIN Historical 5- and 10-Year Plans • Since 2013, BERLIN has released a 5-year business plan each year for its Investor Days. Below, we show the evolution of those 5-year plans from 2013-2018 and compare the plans’ fee related earnings projections to actual results for 2018 and BERLIN’s 2018 5-year business plan projections for 2019P-2022P Comparison of BERLIN’s Annual 5-Year Business Plans to Actual 2018 and BERLIN’s 2018 5-Year Business Plan ($Millions) 2013 2014 2015 2016 2017 5-Yr Plan 5-Yr Plan 5-Yr Plan 5-Yr Plan 5-Yr Plan Metric 2018P 2019P 2020P 2021P 2022P Fee Related Earnings - Plan $ 675 $ 875 $ 1,130 $ 1 ,455 $ 1 ,689 Fee Related Earnings - 2018 Actual / Plan 1,129 1,260 1,440 1,650 1 ,930 Outperformance (Actual / Forecasted) $ 454 $ 385 $ 310 $ 195 $ 241 • In 2012, BERLIN released a 10-year business plan. Below, we compare the plan metrics for 2017P and 2022P to 2017 actual financial results and the revised 2022P plan metrics from the 2017 5-year plan BERLIN’s 2012 10-Year Plan Versus Actuals (for 2017) and 2017 5-Year Plan (for 2022) ($Millions; Fee Bearing Capital in $Billions) 2012 2017 Performance Over Actual 10-Yr Plan Actual 5-Yr Plan Results / Updated Plan Metric 2017P 2022P 2017A 2022P 2017 2022 Fee Bearing Capital $ 70 $ 115 $ 126 $ 204 $ 56 89 Fee Revenues 1,420 2,670 1,475 2,815 55 145 Funds from Operations 3,200 5,900 3,810 n/a 610 n/a Source: BERLIN analyst day presentations 40

OSLO Historical Adjusted Revenue Historical Annual OSLO Adjusted Revenues (2006A – 2023E) $2,500 $2,105 $2,039 $1,825 $2,000 $1,755 $1,743 $1,728 $1,701 $1,411 $1,364 $1,362 $1,335 $1,500 $1,313 $1,100 $1,066 $1,052 $1,000 $752 $567 $560 $500 $- $(500) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019E 2020E 2021E 2022E 2023E Management fees Incentive income Investment income Historical Quarterly OSLO Adjusted Revenues (2006A – 2023E) $800 $700 $600 $500 $400 $300 $200 $100 $- $(100) $(200) 1Q06 1Q07 1Q08 1Q09 1Q10 1Q11 1Q12 1Q13 1Q14 1Q15 1Q16 1Q17 1Q18 1Q19E 1Q20E 1Q21E 1Q22E 1Q23E Management fees Incentive income Investment income Source: OSLO 5-Year Plan; public filings 41 Revenue ($Millions) Revenue ($Millions)OSLO Historical Adjusted Revenue Historical Annual OSLO Adjusted Revenues (2006A – 2023E) $2,500 $2,105 $2,039 $1,825 $2,000 $1,755 $1,743 $1,728 $1,701 $1,411 $1,364 $1,362 $1,335 $1,500 $1,313 $1,100 $1,066 $1,052 $1,000 $752 $567 $560 $500 $- $(500) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019E 2020E 2021E 2022E 2023E Management fees Incentive income Investment income Historical Quarterly OSLO Adjusted Revenues (2006A – 2023E) $800 $700 $600 $500 $400 $300 $200 $100 $- $(100) $(200) 1Q06 1Q07 1Q08 1Q09 1Q10 1Q11 1Q12 1Q13 1Q14 1Q15 1Q16 1Q17 1Q18 1Q19E 1Q20E 1Q21E 1Q22E 1Q23E Management fees Incentive income Investment income Source: OSLO 5-Year Plan; public filings 41 Revenue ($Millions) Revenue ($Millions)